As filed with the Securities and Exchange Commission on September 21, 1998

                                                                     File Nos.
                                                                      811-7851
                                                                     333-13601

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.   3                               (X)

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   5                                              (X)

                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b)
      [ ] on (date) pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [x] on December 1, 1998 pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485

   If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:
Shares of Beneficial Interest of:

Franklin Templeton Conservative Target Fund - Class I
Franklin Templeton Conservative Target Fund - Class II
Franklin Templeton Moderate Target Fund - Class I
Franklin Templeton Moderate Target Fund - Class II


                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
N-1A                                        LOCATION IN
ITEM NO.      ITEM                          REGISTRATION STATEMENT

1.           Cover Page                     Cover Page

2.           Synopsis                       "Expense Summary"

3.           Condensed Financial            "Financial Highlights"
             Information

4.           General Description of         "How Is the Trust Organized?"; "How
             Registrant                     Do the Funds Invest Their Assets?";
                                            What Are the Risks of Investing in
                                            the Funds?"; "What Are the Risks of
                                            Investing in the Underlying Franklin
                                            Templeton Funds?"; "How Do the
                                            Underlying Franklin Templeton Funds
                                            Invest Their Assets?"; "What Are
                                            some of the Other Investment
                                            Policies, Strategies and Risks of
                                            the Underlying Franklin Templeton
                                            Funds?"

5.           Management of the Fund         "Who Manages the Funds?"

5A.          Management's Discussion of     Contained in Registrant's Annual
             Fund Performance               Report to Shareholders

6.           Capital Stock and Other        "How Is the Trust Organized?"; "What
             Securities                     Distributions Might I Receive From
                                            the Funds?"; "How Taxation Affects
                                            the Funds and Their Shareholders";
                                            "How Do I Buy Shares?"; "Services to
                                            Help You Manage Your Account"

7.           Purchase of Securities Being   Cover Page; "How Do I Buy Shares?";
             Offered                        "May I Exchange Shares for Shares of
                                            Another Fund?"; "Who Manages the
                                            Funds?"; "Transaction Procedures and
                                            Special Requirements"

8.           Redemption or Repurchase       "How Do I Sell Shares?"; "May I
                                            Exchange Shares for Shares of
                                            Another Fund?"; "Transaction
                                            Procedures and Special
                                            Requirements"; "Services to Help You
                                            Manage Your Account"

9.           Legal Proceedings              Not Applicable






                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                            CROSS REFERENCE SHEET
                                  FORM N-1A
                     PART B: Information Required in the
                     STATEMENT OF ADDITIONAL INFORMATION

10.          Cover Page                     Cover Page

11.          Table of Contents              Table of Contents

12.          General Information and        Not Applicable
             History

13.          Investment Objectives and      "How Do Funds Invest Their Assets?";
             Policies                       "Investment Restrictions"

14.          Management of the Registrant   "Officers and Trustees"

15.          Control Persons and Principal  "Officers and Trustees";
             Holders of Securities          "Miscellaneous Information"

16.          Investment Advisory and Other  "Investment Advisory, Asset
             Services                       Allocation and Other Services"; "The
                                            Funds' Underwriter"

17.          Brokerage Allocation           "How Do the Funds Buy Securities For
                                            their Portfolios?"

18.          Capital Stock and Other        Not Applicable
             Securities

19.          Purchase, Redemption and       "How Do I Buy, Sell and Exchange
             Pricing of Securities Being    Shares?"; "How Are Fund Shares
             Offered                        Valued?"

20.          Tax Status                     "Additional Information on
                                            Distributions and Taxes"

21.          Underwriters                   "The Fund's Underwriter"

22.          Calculation of Performance     "How Do the Funds Measure
             Data                           Performance?"

23.          Financial Statements           "Financial Statements"


PROSPECTUS & APPLICATION
FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND
DECEMBER 1, 1998

INVESTMENT STRATEGY GROWTH & INCOME

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated December 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
December 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUNDS
Expense Summary..........................................
Financial Highlights.....................................
How Do the Funds Invest Their Assets?....................
What Are the Risks of Investing in the Funds?............
What Are the Risks of Investing in the Underlying
 Franklin Templeton Funds?...............................
How Do the Underlying Franklin Templeton
 Funds Invest Their Assets?..............................
Who Manages the Funds?...................................
How Taxation Affects the Funds and Their
Shareholders.............................................
How Is the Trust Organized?..............................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive From the Funds?.......
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................
What If I Have Questions About My Account?...............

GLOSSARY
Useful Terms and Definitions.............................

APPENDICES
What Are Some of the Other Investment
Policies, Strategies and Risks of
 the Underlying Franklin Templeton Funds?................
Description of Ratings...................................

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)






ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended July 31, 1998. Each fund's actual expenses may vary.

                                            CONSERVATIVE   MODERATE    GROWTH
                                            TARGET FUND  TARGET FUND TARGET FUND

A.    SHAREHOLDER TRANSACTION EXPENSES+
CLASS I

Maximum Sales Charge Imposed on Purchases
(as a percentage of Offering Price)++ .......... 5.75%       5.75%       5.75%
Paid at time of redemption++++ .................  None        None        None
Exchange Fee (per transaction)* ................  None        None        None

CLASS II

Maximum Sales Charges
(as a percentage of Offering Price) ............ 1.99%       1.99%       1.99%
Paid at time of purchase+++ .................... 1.00%       1.00%       1.00%
Paid at redemption++++ ......................... 0.99%       0.99%       0.99%
Exchange Fee (per transaction)* ................  None        None        None

B.     ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS I

Asset Allocation Fees** ........................ 0.25%       0.25%       0.25%
Rule 12b-1 Fees*** ............................. 0.25%       0.25%       0.25%
Other Expenses** ............................... 0.56%       0.42%       0.48%
Management Fees of the Underlying Franklin
  Templeton Funds .............................. 0.54%       0.58%       0.61%
Other Expenses of the Underlying Franklin
  Templeton Funds .............................. 0.16%       0.20%       0.22%
                                                 -----------------------------
Total Fund Operating Expenses** ................ 1.76%       1.70%       1.81%
                                                 =============================

CLASS II

Asset Allocation Fees** ........................ 0.25%       0.25%       0.25%
Rule 12b-1 Fees*** ............................. 1.00%       1.00%       1.00%
Other Expenses** ............................... 0.56%       0.42%       0.48%
Management Fees of the Underlying Franklin
  Templeton Funds .............................. 0.54%       0.58%       0.61%
Other Expenses of the Underlying Franklin
  Templeton Funds .............................. 0.16%       0.20%       0.22%
                                                 -----------------------------
Total Fund Operating Expenses** ................ 2.51%       2.45%       2.56%
                                                 =============================

C. EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                            `        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------------------------------------------
YEARS

Conservative Target Fund - Class I  $74****     $110        $147        $253
Conservative Fund - Class II        $45         $ 87        $142        $292
Moderate Target Fund - Class I      $74****     $108        $144        $247
Moderate Target Fund - Class II     $44         $ 86        $139        $286
Growth Target Fund - Class I        $75****     $111        $150        $258
Growth Target Fund - Class II       $45          $89        $145        $297

For the same Class II investment, you would pay projected expenses of $35 (Conservative Target Fund), $35 (Moderate Target Fund), and $36 (Growth Target Fund) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*There is a $5.00 fee for exchanges by Market Timers.
**For the period shown, the manager had agreed in advance to limit its asset allocation fees and to assume as its own expense certain expenses otherwise payable by each fund. With this reduction, asset allocation fees were 0.08% for the Moderate Target Fund and 0.02% for the Growth Target Fund. The Conservative Target Fund paid no asset allocation fees. Total direct operating expenses were .75% for Class I and 1.50% for Class II of each fund. The funds also indirectly bear their pro rata share of the expenses of the underlying Franklin Templeton funds.
***These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For the Conservative Target Fund - Class I and the Moderate Target Fund - Class I the total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights" due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the funds' independent auditor. The audit report covering the periods shown below appears in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.

CONSERVATIVE TARGET FUND - CLASS I

YEAR ENDED JULY 31,                               1998             1997***
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $10.87            $10.00
                                                ------------------------
Income from investment operations:
  Net investment income                            .39               .12
  Net realized and unrealized gains                .18               .80
                                                ------------------------
Total from investment operations                   .57               .92
Less distributions from:
  Net investment income                           (.38)             (.05)
  Net realized gains                              (.06)               --
                                                ------------------------
Total distributions                               (.44)             (.05)
                                                ------------------------
Net asset value, end of year                    $11.00            $10.87
                                                ========================

Total return*                                     5.41%             9.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of Year (000's)                $11,637            $1,609
Ratios to average net assets:
  Expenses                                         .76%              .59%**
  Expenses excluding waiver and
  payments by affiliate                           1.07%             3.64%**
  Net investment income                           3.88%             3.93%**
Portfolio turnover rate                         141.96%            33.30%

CONSERVATIVE TARGET FUND - CLASS II

YEAR ENDED JULY 31,                               1998               1997***
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $10.81            $10.00
                                                ------------------------
Income from investment operations:
  Net investment income                            .33               .10
  Net realized and unrealized gains                .15               .75
                                                ------------------------
Total from investment operations                   .48               .85
                                                ------------------------
Less distributions from:
  Net investment income                           (.31)             (.04)
  Net realized gains                              (.06)               --
                                                ------------------------
Total distributions                               (.37)             (.04)
                                                ------------------------
Net asset value, end of year                    $10.92            $10.81
                                                ========================

Total return*                                     4.56%             8.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $10,218            $3,010
Ratios to average net assets:
  Expenses                                        1.50%             1.48%**
  Expenses excluding waiver and
  payments by affiliate                           1.81%             4.53%**
  Net investment income                           3.27%             3.04%**
Portfolio turnover rate                         141.96%            33.30%

MODERATE TARGET FUND - CLASS I

YEAR ENDED JULY 31,                           1998****               1997***
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $11.26            $10.00
                                                ------------------------
Income from investment operations:
  Net investment income                            .37               .17
  Net realized and unrealized gains                .01              1.13
                                                ------------------------
Total from investment operations                   .38              1.30
                                                ------------------------
Less distributions from:
  Net investment income                           (.38)             (.04)
  Net realized gains                              (.49)               --
                                                ------------------------
Total distributions                               (.87)             (.04)
                                                ------------------------
Net asset value, end of year                    $10.77            $11.26
                                                ========================

Total return*                                     3.71%            13.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $23,028            $6,498
Ratios to average net assets:
  Expenses                                         .77%           .67%**
  Expenses excluding waiver and
  payments by affiliate                            .94%             1.26%**
  Net investment income                           3.37%             2.69%**
Portfolio turnover rate                         124.87%           264.78%

MODERATE TARGET FUND - CLASS II

YEAR ENDED JULY 31,                           1998****               1997***
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $11.16            $10.00
                                                ------------------------
Income from investment operations:
  Net investment income                            .30               .07
  Net realized and unrealized gains                 --              1.11
                                                ------------------------
Total from investment operations                   .30              1.18
                                                ------------------------
Less distributions from:
  Net investment income                           (.32)             (.02)
                                                ------------------------
  Net realized gains                              (.49)               --
                                                ------------------------
Total distributions                               (.81)             (.02)
                                                ------------------------
Net asset value, end of year                    $10.65            $11.16
                                                ========================

Total return*                                     2.98%            11.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $19,501            $4,695
Ratios to average net assets:
  Expenses                                        1.50%             1.50%**
  Expenses excluding waiver and
  payments by affiliate                           1.68%             2.09%**
  Net investment income                           2.75%             1.86%**
Portfolio turnover rate                         124.87%           264.78%

GROWTH TARGET FUND - CLASS I

YEAR ENDED JULY 31,                               1998               1997***
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $11.33            $10.00
                                                ------------------------
Income from investment operations:
  Net investment income                            .33               .05
  Net realized and unrealized gains (losses)      (.05)             1.28
                                                ------------------------
Total from investment operations                   .28              1.33
                                                ------------------------
Less distributions from:
  Net investment income                           (.30)               --
  Net realized gains                              (.15)               --
                                                ------------------------
Total distributions                               (.45)               --
                                                ------------------------
Net asset value, end of year                    $11.16            $11.33
                                                ========================

Total return*                                     2.63%            13.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $27,042            $9,638
Ratios to average net assets:
  Expenses                                         .75%           .73%**
  Expenses excluding waiver and
  payments by affiliate                            .98%             2.19%**
  Net investment income                           2.80%             2.65%**
Portfolio turnover rate                         118.19%            65.52%

GROWTH TARGET FUND - CLASS II

YEAR ENDED JULY 31,                               1998               1997***
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $11.30            $10.00
                                                ------------------------
Income from investment operations:
  Net investment income                            .24               .04
  Net realized and unrealized gains (losses)      (.05)             1.26
                                                ------------------------
Total from investment operations                   .19              1.30
                                                ------------------------
Less distributions from:
  Net investment income                           (.26)               --
  Net realized gains                              (.15)               --
                                                ------------------------
Total distributions                               (.41)               --
                                                ------------------------
Net asset value, end of year                    $11.08            $11.30
                                                ========================

Total return*                                     1.84%            13.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                $20,752            $4,733
Ratios to average net assets:
  Expenses                                        1.50%             1.49%**
  Expenses excluding waiver and
  payments by affiliate                           1.73%             2.95%**
  Net investment income                           1.97%             1.89%**
Portfolio turnover rate                         118.19%            65.52%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized.
**Annualized.
***For the period December 31, 1996 (effective date) to July 31, 1997. ****Per share amounts have been calculated using the daily average shares outstanding during the period.

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS

The investment goal of each fund is the highest level of long-term total return that is consistent with an acceptable level of risk. The goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?

Each fund pursues its investment goal through active asset allocation by investing primarily in a combination of Franklin Templeton funds (underlying Franklin Templeton funds). These funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income (investment grade or high yield), natural resources and money market securities. Each fund is designed to be a long-term investment and has a different level of risk and return. The following descriptions compare the three funds' levels of risk and return relative to one another and are not intended to imply any particular absolute level of risk or return for any fund.

CONSERVATIVE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This fund may be most appropriate for investors with a shorter-term investment horizon.

MODERATE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This fund may be most appropriate for investors with an intermediate-term investment horizon.

GROWTH TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This fund may be most appropriate for investors with a longer-term investment horizon.

The funds offer investors the following potential benefits:

      Convenient, efficient access to a broadly diversified portfolio of Franklin Templeton funds, in a single investment.

      Disciplined asset allocation, implemented and reviewed by professional portfolio managers.

      A choice of three funds offering a range of risk/return levels, enabling the investor to select the fund (or combination of funds) that most closely matches the investor's risk/return preferences.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund invests in different combinations of underlying Franklin Templeton funds based on the fund's different risk/return level. The fund's investment manager determines the asset allocation for each fund and implements the allocation by investing in a combination of underlying Franklin Templeton funds. The manager evaluates the risk level of the underlying Franklin Templeton funds by looking at such factors as volatility (the variability of returns from one period to the next) and "downside" risk (the likelihood of the return in a particular period being below a specified level).

The underlying Franklin Templeton funds are listed below, grouped under broad asset classes. Please remember that the headings are provided for convenience only and that the investment policies of these funds may permit them to invest in securities other than those suggested by a particular heading. The list of funds may change from time to time upon the recommendation of the manager without shareholder approval. For more detailed information on the investment policies of each underlying Franklin Templeton fund, see "How Do the Underlying Franklin Templeton Funds Invest Their Assets?" in this prospectus.

U.S. EQUITY FUNDS
      Franklin Equity Fund
      Franklin Growth Fund
      Franklin Real Estate Securities Fund
      Franklin Small Cap Growth Fund
      Franklin Utilities Fund
      Franklin Value Fund
      Mutual Discovery Fund
      Mutual Shares Fund

U.S. FIXED-INCOME FUNDS
      Franklin Bond Fund
      Franklin Investment Grade Income Fund
      Franklin's AGE High Income Fund
      Franklin Short-Intermediate U.S. Government Securities Fund
      Franklin U.S. Government Securities Fund

INTERNATIONAL EQUITY FUNDS
      Mutual European Fund
      Templeton Developing Markets Trust
      Templeton Foreign Fund
      Templeton Foreign Smaller Companies Fund
      Templeton Global Smaller Companies Fund
      Templeton Greater European Fund
      Templeton Latin America Fund
      Templeton Pacific Growth Fund

INTERNATIONAL FIXED-INCOME FUNDS
      Franklin Global Government Income Fund
      Franklin Templeton Hard Currency Fund
      Templeton Global Bond Fund

NATURAL RESOURCES FUNDS
      Franklin Gold Fund
      Franklin Natural Resources Fund

Generally, Growth Target Fund will hold a higher percentage of its assets in underlying Franklin Templeton funds investing primarily in U.S. and foreign equity securities and natural resources securities than will Moderate Target Fund, which in turn will hold a higher percentage of its assets in such funds than will Conservative Target Fund. Conservative Target Fund generally will hold a higher percentage of its assets in underlying Franklin Templeton funds investing primarily in fixed-income securities than will the Moderate Target Fund, which in turn will hold a higher percentage of its assets in such funds than will Growth Target Fund. The percentage ranges targeted for each fund by broad asset class are set forth below.

                                         U.S. AND INTERNATIONAL
                                           FIXED INCOME FUNDS
                           U.S. AND        (INCLUDING DIRECT
                         INTERNATIONAL     INVESTMENTS IN CASH        SECTOR
FUND                     EQUITY FUNDS     AND CASH EQUIVALENTS)    EQUITY FUNDS*
--------------------------------------------------------------------------------
Conservative Target.....  20% to 50%           30% to 80%            0% to 20%
Moderate Target.........  30% to 70%           20% to 70%            0% to 30%
Growth Target...........  40% to 90%           10% to 60%            0% to 40%

*Franklin Gold Fund, Franklin Natural Resources Fund and Franklin Real Estate Securities Fund.

The percentage ranges for each fund may be changed from time to time by the manager without the approval of shareholders. No more than 25% of each fund's assets may be invested in any one underlying Franklin Templeton fund, although each of the funds may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

DIRECT INVESTMENT IN SECURITIES AND OTHER INVESTMENT STRATEGIES. Each fund may invest up to 5% of its assets directly in the types of securities in which the underlying Franklin Templeton funds invest and may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds; securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

Each fund may also engage directly in the types of investment strategies employed by the underlying Franklin Templeton funds. Each fund may invest in futures and related options for the purpose of managing the desired effective asset allocation of the fund, but not for speculation. In addition, each fund may hedge its investments to protect the fund against a decline in market value. No fund intends to commit more than 5% of its assets to these investment strategies. Each fund may also invest up to 100% of its assets in the same types of securities that the underlying Franklin Templeton funds may invest in for temporary purposes.

PURCHASES OF SHARES OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS. The funds invest only in Class Z shares of Mutual Discovery Fund, Mutual European Fund and Fund Mutual Shares Fund and Advisor Class shares of the other underlying Franklin Templeton funds. Accordingly, the funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the underlying Franklin Templeton funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Franklin Templeton funds that are applicable to holders of Class Z and Advisor Class shares. The investment returns of each fund, therefore, will be net of the expenses of the underlying Franklin Templeton funds in which it invests.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in a particular industry or group of industries. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

Each of the funds is a non-diversified fund because it invests in a limited number of mutual funds. The underlying Franklin Templeton funds are diversified funds with the exception of Franklin Global Government Income Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Templeton Hard Currency Fund, Franklin Value Fund, and Templeton Global Bond Fund.

ILLIQUID INVESTMENTS. Each fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

PORTFOLIO TURNOVER. The portfolio turnover rate for Conservative Target Fund was 141.96% for the fiscal year ended July 31, 1998, and 33.30% for the fiscal year ended July 31, 1997. The portfolio turnover rate for Growth Target Fund was 118.19% for the fiscal year ended July 31, 1998, and 65.52% for the fiscal year ended July 31, 1997. Although the funds generally anticipate that portfolio turnover will not exceed 100% per year, in any given year turnover may exceed that level for a variety of reasons. These include higher than anticipated market volatility, as well as changes in portfolio composition and relative performance of the underlying Franklin Templeton funds. High portfolio turnover may increase the fund's transaction costs.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the funds' investment policies, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of these guidelines.

For more information about the various types of investments and strategies of each fund and the underlying Franklin Templeton funds, see "What Are the Risks of Investing in the Funds?"; "What Are the Risks of Investing in the Underlying Franklin Templeton Funds?"; "How Do the Underlying Franklin Templeton Funds Invest Their Assets?"; "Other Investment Policies of the Underlying Franklin Templeton Funds"; and the Appendix and the SAI.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

There is no assurance that the fund will meet its investment goal.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decreases. In this way you share in any change in the value of the securities owned by the fund. The ability of each fund to meet its investment goal depends on its asset allocation among the underlying Franklin Templeton funds and the ability of those funds to meet their investment goals. There can be no assurance that the underlying Franklin Templeton funds will meet their investment goals.

In addition to the factors that affect the value of any particular security that a fund or an underlying Franklin Templeton fund may own, the value of fund shares may also change with movements in the stock and bond markets as a whole. The value of each fund varies from day to day, reflecting changes in these markets and the values of the underlying Franklin Templeton funds. The value of an investment in Growth Target Fund tends to fluctuate more than an investment in Moderate Target Fund or Conservative Target Fund due to its more aggressive mix of investments in the underlying Franklin Templeton funds. Similarly, Moderate Target Fund tends to fluctuate more than an investment in Conservative Target Fund.

The underlying Franklin Templeton funds may buy securities or engage in investment strategies that involve certain risks. As a result, each fund will be subject to some of the risks resulting from these investments. To the extent the funds directly engage in investment strategies or invest directly in securities, they are subject to the same types of risks as the underlying Franklin Templeton funds.

WHAT ARE THE RISKS OF INVESTING IN THE UNDERLYING FRANKLIN TEMPLETON FUNDS?

EQUITY SECURITIES RISK. To the extent an underlying Franklin Templeton fund invests in equity securities, general market movements in any country where the fund has investments are likely to affect the value of the securities it owns in that country and the fund's share price may also be affected. Thus, a decline in the market, expressed for example by a drop in a securities index such as the Dow Jones Industrials or the Standard & Poor's 500 average, may result in a decline in an underlying Franklin Templeton fund's share price. Of course, individual and worldwide stock markets have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

FIXED INCOME SECURITIES RISK. Underlying Franklin Templeton funds investing in fixed-income securities are subject to risks, including the following:

    o INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, fixed income security prices fall. The opposite is also true: fixed income security prices go up when interest rates fall. Generally, interest rates rise when future inflation rates are expected to increase. This often occurs during periods of strong economic growth, but may also occur during periods of rising government budget deficits or when the value of the U.S. dollar declines against other currencies. Interest rates generally fall when future inflation rates are expected to decline. This often occurs during periods of slower economic growth. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

    o INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

    o CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

    o MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

    o CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

Independent rating organizations such as Moody's and S&P rate securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates a higher risk. Please see the Appendix for a description of the ratings.

HIGH YIELD SECURITIES RISK. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities and a fund investing in these securities will have greater price swings than a fund emphasizing higher-rated debt securities. Underlying Franklin Templeton funds investing in high yield debt securities are subject to risks, including the following:

    o SUBSTANTIAL CREDIT RISK. High yield debt securities carry a high degree of credit risk. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings and their ability to make interest payments or repay principal is less certain. These companies are more likely to encounter financial difficulties and to be materially affected by them. They are also more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments in a timely manner.

    o DEFAULTED DEBT SECURITIES RISK. In some cases, an underlying Franklin Templeton fund may own securities where the issuer is not paying or stops paying interest and/or principal on the securities. Payments on these securities may never resume. These securities may be worthless and the fund could lose its entire investment, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default, in which case the fund's Net Asset Value will be adversely affected before the issuer stops making interest or principal payments.

    o VOLATILITY RISK. The market prices of high yield debt securities fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Prices are especially sensitive to developments affecting the company's business and business prospects and to changes in the ratings assigned by ratings organizations such as S&P and Moody's. Prices are often closely linked with the company's stock prices and typically will rise and fall in response to business developments, general stock market activity and other factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Price swings in the high yield securities market can adversely affect the prices of all high yield securities.

    o REDUCED LIQUIDITY RISK. The high yield debt securities market is generally less liquid than the market for higher-quality bonds and large purchases or sales of these securities can cause sudden and substantial changes in their market prices. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. In less liquid markets such as this, it is generally more difficult to sell securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

The underlying Franklin Templeton funds that invest in high yield securities rely on their investment manager's judgment, analysis and experience in evaluating the credit and other risks of high yield securities and the high yield market as a whole. In order for the funds to achieve their investment goals, the investment manager must correctly predict general economic and market trends and evaluate particular issuer's financial resources, sensitivity to economic conditions and trends, operating history and quality of management, as well as regulatory and other matters.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets.

The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The underlying Franklin Templeton funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the underlying Franklin Templeton funds invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including:
 o political and social uncertainty (for example, regional conflicts and risk of war)
 o currency exchange rate volatility
 o pervasiveness of corruption and crime
 o delays in settling portfolio transactions
 o risk of loss arising out of the system of share registration and custody
 o comparatively smaller and less liquid than developed markets
 o dependency upon foreign economic assistance and international trade
 o less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

All of these factors make developing market equity and fixed-income securities' prices generally more volatile than securities issued in developed countries.

CURRENCY RISK. Investments of certain of the underlying Franklin Templeton funds may be denominated in foreign currencies so that changes in the foreign currency exchange rates will affect the value of what a fund owns and thus the price of its shares. Currency valuations have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

SMALLER COMPANIES RISK. Certain underlying Franklin Templeton funds invest in the securities of companies with small market capitalizations. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions, futures contracts, swap agreements and collateralized mortgage obligations are considered derivative investments. To the extent an underlying Franklin Templeton fund enters into these transactions, their success will depend upon the investment manager's ability to predict pertinent market movements.

CONCENTRATION RISK. The following underlying Franklin Templeton funds may concentrate their investments in a particular industry or sector: Franklin Gold Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Value Fund, Franklin Templeton Hard Currency Fund, Franklin Utilities Fund, and Templeton Global Bond Fund. Franklin Global Government Income Fund may invest more than 25% of its assets in the securities of foreign governments.

For more information about the risks of investing in the funds and underlying Franklin Templeton funds, please see the Appendix and the SAI.

HOW DO THE UNDERLYING FRANKLIN TEMPLETON FUNDS INVEST THEIR ASSETS?

The following is a summary of the investment goals and strategies of the underlying Franklin Templeton funds and the types of securities the funds invest in. The goal of each fund is fundamental, which means it may not be changed without the approval of the fund's shareholders. Additional information about the funds' investment strategies may be found in the Appendix and the SAI. For a free copy of a prospectus of any of these funds, call 1-800/DIAL BEN.

EQUITY FUNDS

The following underlying Franklin Templeton funds invest primarily in equity securities.

U.S. EQUITY FUNDS

FRANKLIN EQUITY FUND ("EQUITY"). The principal investment goal of Equity is capital appreciation. The fund's secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

The fund's investment strategy is generally to invest in companies that the manager believes have strong future growth prospects and whose securities are undervalued relative to their industry. The fund uses traditional fundamental analysis and active management along with disciplined, quantitative models to identify what the manager believes are potentially rewarding investments that may provide enhanced value to shareholders over the long term.

The fund tries to achieve its investment goal by investing at least 65% of its assets in equity securities which may be traded on a securities exchange or in the over-the-counter market. The fund may invest up to 35% of its assets in other securities that are consistent with the fund's goal.

EQUITY SECURITIES. The fund's primary investments are in common stock.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may buy debt securities which are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

SMALLER COMPANIES. The fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. In general, the fund will invest in smaller companies with a market capitalization of less than $1 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The fund currently does not intend to invest more than 25% of its total assets in securities of small capitalization companies.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund will ordinarily buy foreign securities traded in the U.S. It may buy the securities directly in foreign markets. The fund may buy Depositary Receipts.

Although the fund may invest without limit in foreign securities, it presently intends to limit its investments to no more than 15% of its total assets in securities of companies of developed foreign nations.

CONVERTIBLE SECURITIES. The fund does not intend to invest more than 10% of its total assets in convertible securities.

REITS. The fund may invest in real estate investment trusts ("REITs"). The fund does not intend to invest more than 10% of its total assets in REITs.

FRANKLIN GROWTH FUND ("GROWTH"). The principal investment objective of Growth is capital appreciation. The secondary objective of Growth is current income. Growth primarily invests in common stocks or convertible securities believed to offer favorable possibilities of capital appreciation some of which may yield little or no current income. The fund may invest in shares of capital stock traded on any national securities exchange, or issued by a corporation, association or similar entity having gross assets valued at not less than $1,000,000 as shown on its latest published annual report, or in bonds or preferred stock convertible into shares of capital stock listed for trading on a national securities exchange. The fund may keep a significant portion of its assets in cash or cash equivalents from time to time. There are no restrictions on investment of Growth's assets in foreign securities. The fund may purchase American Depositary Receipts, and does not presently intend to invest more than 25% of its net assets in foreign securities not publicly traded in the U.S.

FRANKLIN UTILITIES FUND ("UTILITIES"). The investment objectives of Utilities are both capital appreciation and current income. As a fundamental policy, the fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. As required by the SEC, at least 65% of the fund's investments will be in the securities of issuers engaged in the public utilities industry. Under normal circumstances, the fund expects to have substantially all of its assets invested in securities issued by these types of issuers.

To achieve its investment objectives, the fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the fund's investment manager, these securities appear to offer attractive opportunities for capital appreciation. The fund may also invest in preferred stocks and bonds issued by issuers engaged in the public utilities industry. When buying fixed-income debt securities, the fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. Most of the fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the fund's assets but will not be a determining or limiting factor.

With respect to unrated securities, it is also the fund's intent to buy securities that, in the view of the manager, would be comparable in quality to the fund's rated securities and have been determined to be consistent with the fund's objectives without exposing the fund to excessive risk. The fund will not buy issues that are in default or that the manager believes involve excessive risk.

FRANKLIN SMALL CAP GROWTH FUND ("SMALL CAP"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing primarily in equity securities of small capitalization growth companies. The fund may also invest up to 35% (measured at the time of purchase) of its total assets in any combination of

o equity securities of larger capitalization companies which its investment manager believes have strong growth potential, and

o relatively well-known, larger companies in mature industries which the investment manager believes have the potential for capital appreciation,

if the investment presents a favorable investment opportunity consistent with the fund's investment goal.

The fund may invest up to 5% of its total assets in corporate debt securities that the investment manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the fund's investment goal of capital growth.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund will invest in securities rated B or above by Moody's or S&P, or in unrated securities of comparable quality. The fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

SMALL COMPANIES. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies. In general, companies in which the fund will invest have a market capitalization of less than $1.5 billion at the time of the fund's investment. Market capitalization is the total market value of a company's outstanding common stock. The securities of small capitalization companies are traded on the NYSE and American Stock Exchange and in the over-the-counter market.

In selecting these securities for the fund's portfolio, the investment manager identifies companies with relatively small market capitalization that it believes are positioned for rapid growth in revenues or earnings and assets. The investment manager believes that the securities of such companies may experience significant capital appreciation. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

The fund tries to provide investors with potentially greater long-term rewards by investing in securities of small companies that may offer greater potential for capital appreciation. The investment manager will select small company equity securities for the fund based on the financial strength of the company, the expertise of management, the growth potential of the company within its industry, and the growth potential of the industry itself.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored Depositary Receipts. The fund currently intends to limit its investments in foreign securities to 10% of its total assets.

GENERAL. The fund may invest up to 10% of its total assets in REITs. The fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

FRANKLIN VALUE FUND ("VALUE"). The investment objective of the fund is to seek long-term total return. The fund seeks to achieve this objective by investing at least 65% of its assets in the securities of companies that its investment manager believes are undervalued. The securities in which Value may invest include common and preferred stocks, warrants, secured and unsecured bonds, and notes. Income is a secondary consideration of the fund, although it is not part of Value's investment objective.

Value invests at least 65% of its assets in companies of various sizes, including investments in small capitalization companies, that its investment manager believes are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. The investment manager may take into account a variety of factors in order to determine whether to purchase or hold securities including: low price to earnings ratio relative to market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels, or market share for particular products or services, tax loss carry-forwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber, or mineral; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e., takeover candidates) or companies that have suffered sharp price declines but in the manager's opinion, still have significant potential ("fallen angels"). Purchases may include companies in cyclical businesses, turnarounds, and companies emerging from bankruptcy. Purchase decisions may also be influenced by company stock buy-backs and insider purchases and sales. Value may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services.

The fund may invest up to 25% of its net assets lower quality, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, which its investment manager believes possess intrinsic values in excess of the current market prices of such securities. Lower rated securities in which Value may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. The fund may invest in zero coupon or deferred interest securities and pay-in-kind bonds. The fund may also acquire loan participations and trade claims.

While Value currently intends to invest primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. Value may buy sponsored or unsponsored Depositary Receipts. The fund may also purchase the securities of foreign issuers directly in foreign markets, and may purchase the securities of issuers in developing nations.

Value may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate index, or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events.

Value may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and asset-backed securities.

FRANKLIN REAL ESTATE SECURITIES FUND ("REAL ESTATE"). The investment goal of the fund is to maximize total return. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies operating in the real estate industry. This includes:

 o companies qualifying as REITs for federal income tax purposes; and

 o companies, such as homebuilders and developers, that have at least 50% of their assets or revenues attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

The fund may invest up to 35% of its total assets in securities of issuers engaged in businesses closely related to the real estate industry. This includes manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but which have significant real estate holdings (at least 50% of their assets).

The fund's primary REIT investments are in equity REITs.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest up to 10% of its total assets in securities of issuers in any foreign country, developed or developing, and in Depositary Receipts.

CONVERTIBLE SECURITIES. The fund may also invest in convertible securities.

MUTUAL SHARES FUND ("MUTUAL SHARES"). The principal investment goal of Mutual Shares is capital appreciation, which may occasionally be short-term. The secondary investment goal is income.

The fund may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) ("convertible securities"). The fund generally invests in securities which, in the opinion of its investment adviser, are available at prices less than their actual value based on certain recognized objective criteria ("intrinsic value").

There are no limitations on the percentage of the fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments.

GENERAL POLICIES AND STRATEGIES. The fund's investment manager selects investments for each fund based upon its analysis and research. This analysis and research takes into account the factors the manager determines are relevant, which may include, among other factors, (i) the relationship of a security's book value to market value, (ii) cash flow and (iii) multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. These factors are not applied according to a predetermined formula. Rather, the investment manager examines each security separately. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a fund.

INVESTMENT IN THE SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS. The fund also seeks to invest in the securities of domestic or foreign companies which are in the process of reorganizing or restructuring ("Reorganizing Companies") or as to which there exist outstanding tender or exchange offers. The fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which the fund may invest in Reorganizing Companies, the fund presently does not anticipate committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the fund's investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INVESTING TO INFLUENCE OR CONTROL MANAGEMENT. The fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of a company. However, in certain circumstances when the fund's investment manager perceives that the fund may benefit, the manager may use the fund's ownership interest in a company to seek to influence or control management. The fund also may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The fund may also invest in a particular company which the manager believes may be an attractive company to be taken over by another entity.

NON-U.S. SECURITIES. The fund may purchase securities of non-U.S. issuers and may invest in Depositary Receipts.

The fund may purchase securities whose values are quoted and traded in any currency in addition to the U.S. dollar. In order to avoid the unexpected fluctuations in value as a result of relative currency values, the fund expects to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates.

DEBT SECURITIES. The debt securities in which the fund may invest may be either unrated or rated by one or more independent rating organizations such as S&P or Moody's.

The debt securities which the fund may purchase may be rated in any rating category established by the independent rating organizations. Generally, the lower the rating category, the more risky is the investment. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C," and by S&P, is "D." Debt securities with a D rating are in default as to the payments of principal and interest which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. The fund may invest to an unlimited degree in junk bonds.

The fund will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the investment manager's opinion, such debt securities are available at prices less than their intrinsic value. Investment in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the fund has invested in debt securities issued by Reorganizing Companies because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, such debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities.

DIRECT INVESTMENT IN INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, the fund may purchase the direct indebtedness of various companies ("Indebtedness"), or participations in such Indebtedness. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the fund's manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The fund purchases loans from national and state chartered banks as well as foreign banks. The fund normally invests in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

The fund may also purchase participation interests in Indebtedness ("Participations"). Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The fund may also purchase trade claims and other direct obligations or claims ("Trade Claims") of Reorganizing Companies. Trade Claims generally represent money due to a supplier of goods or services to such Reorganizing Company.

Indebtedness, Participations and Trade Claims may be illiquid.

MORTGAGE-BACKED SECURITIES. The fund may invest in mortgage-backed securities. Two principal types of mortgage-backed securities are CMOs and real estate mortgage investment conduits (REMICs).

The fund may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

MUTUAL DISCOVERY FUND ("DISCOVERY"). The principal goal of Discovery is long-term capital appreciation. Discovery does not have a secondary investment goal. Discovery's investment policies and strategies are virtually identical to those of Mutual Shares, except that Discovery seeks to achieve its investment objective by investing proportionately more of its assets in smaller sized and may invest 50% or more of its assets in foreign securities. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

See "Mutual Shares Fund" above for the other investment strategies of this fund.

FIXED INCOME FUNDS

The following underlying Franklin Templeton funds invest primarily in fixed income securities.

U.S. FIXED INCOME FUNDS

FRANKLIN BOND FUND ("BOND FUND"). The investment goal of the fund is to provide a high level of current income consistent with the preservation of capital, with capital appreciation over the long term as a secondary goal.

The fund will allocate assets among securities in various market sectors based on the investment manager's assessment of changing economic, market, industry and issuer conditions. The investment manager will use a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to attempt to take advantage of varying sector reactions to economic events. The manager will evaluate business cycles, changes in yield curves and apparent imbalances in values between and within markets, as well as the risks of investing in particular foreign markets. Through diversification among various market sectors and its own independent credit analysis of securities being considered for the fund's portfolio, the investment manager attempts to reduce the risks of investing in non-investment grade securities.

The fund tries to achieve its investment goal by investing at least 65% of its total assets in investment grade fixed-income securities, including debt securities and mortgage-backed and asset-backed securities. Up to 35% of the fund's total assets may be invested in non-investment grade fixed-income securities.

DEBT SECURITIES. The fund may buy both rated and unrated fixed-income securities. The fund may buy fixed-income securities which are rated B or better by Moody's or S&P or unrated securities which it determines to be of comparable quality. The fund may buy securities of issuers in any foreign country, developed or developing.

Through diversification among various market sectors and its own independent analysis for securities being considered for the fund's portfolio, the fund's investment manager attempts to reduce the risks of investing in non-investment grade securities.

MORTGAGE-BACKED SECURITIES. The fund may invest in mortgage-backed securities, including CMOs.

ASSET-BACKED SECURITIES. The fund may invest in asset-backed securities.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND ("SHORT-INTERMEDIATE"). The investment objective of Short-Intermediate is to provide as high a level of current income as is consistent with prudent investment practices while seeking preservation of shareholders' capital. The fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, Short-Intermediate must invest at least 65% of its net assets in U.S. government securities. It is the investment policy of the fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the fund intends to emphasize an average weighted maturity of 3-1/2 years or less.

Short-Intermediate may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration. Since inception, the assets of the fund have been invested solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income achieved by Short-Intermediate may not be as high as that of other funds which invest in lower quality, longer-term securities. The fund may invest in zero coupon bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities and in inflation-indexed securities issued by the U.S. Treasury.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND ("GOVERNMENT SECURITIES"). The investment objective of Government Securities is income through investment in a portfolio limited to securities that are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, U.S. Treasury certificates of indebtedness, and securities issued by instrumentalities of the U.S. government. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the fund are currently invested solely in obligations ("GNMAs") of the Government National Mortgage Association ("Association"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Government Securities will buy GNMAs whose principal and interest are guaranteed. The fund also purchases "adjustable rate" GNMAs and other types of securities which may be issued with the Association's guarantee.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the Net Asset Value or performance of the fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs, such as the fund, consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by Government Securities in securities which may bear interest at a rate higher or lower than the obligations from which the principal payment was received. When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

FRANKLIN INVESTMENT GRADE INCOME FUND ("INVESTMENT GRADE"). The objective of Investment Grade is to seek a maximum level of income consistent with prudent exposure to risk. The fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks. At times, particularly during periods when the yield curve is positive, the fund will endeavor to provide a higher yield than that available from a money market mutual fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Investment Grade may invest in corporate debt obligations such as bonds, notes, and debentures; obligations convertible into common stocks; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations denominated in either U.S. dollars or foreign currencies issued by foreign corporations and governments (including Canadian provinces and their instrumentalities), and supranational entities; commercial paper; and currency deposits or equivalents.

Under normal market conditions, at least 75% of the fund's portfolio will be invested in debt securities that are rated in one of the four highest rating categories or in unrated securities that are of comparable quality as determined by its investment manager. Although Investment Grade may invest up to 25% of its portfolio in securities that are not in the four highest rating categories or determined to be of comparable quality, the fund will not invest in any debt securities rated lower than B by Moody's or S&P or in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P. Similarly, the fund will not invest in any unrated debt securities that the fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. Investment Grade does not intend to invest more than 5% of its net assets in debt securities rated below Baa by Moody's or BBB by S&P.

While the opinion of rating services is considered in selecting securities rated lower than "investment grade" for the fund's portfolio, the investment manager relies primarily on its own credit analysis, which consists of a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings for any company under consideration for investment by the fund.

Under normal economic conditions, Investment Grade will invest at least 65% of its assets in intermediate-term obligations. The intermediate-term obligations typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase.

Investment Grade may invest in collateralized obligations, such as Collateralized Automobile Receivables ("CARs") and CMOs. CARs are generally automobile loan pass-through certificates issued by such institutions. All such collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency.

Using the criteria described above, Investment Grade may invest any portion of its assets in debt securities issued by foreign corporations and governments and their instrumentalities, and supranational entities. The fund presently has no intention of investing more than 25% of its assets in debt securities of foreign governments. The fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objective and policies. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units.

FRANKLIN'S AGE HIGH INCOME FUND ("AGE"). The investment goal of the fund is to earn a high level of current income. As a secondary goal, the fund seeks capital appreciation to the extent it is possible and consistent with the fund's principal goal. The fund will generally invest in high yield, lower rated debt securities. High yield debt securities are often issued by the following types of companies:

    o Companies lacking the financial strength needed to receive an "investment grade" rating;
    o Companies that do not have the track record needed to receive an "investment grade" rating. These include companies in relatively new industries such as the cellular communications industry;
    o Companies that have borrowed to finance acquisitions or to expand their operations;
    o Companies seeking to refinance their debt at lower rates; and
    o Companies that have been downgraded due to financial difficulties.

Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk.

The fund may also invest in "zero coupon bonds" and in dividend-paying equity securities.

QUALITY AND RATINGS. The fund may buy both rated and unrated debt securities. The fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities. The fund may invest up to 10% of its total assets in debt securities where the issuer is not currently making interest payments (defaulted debt securities). It is the fund's intent not to buy unrated securities that are comparable to securities rated below B by Moody's or S&P. As of May 31, 1998, approximately 92.72% of the fund's net assets were invested in lower rated and comparable quality unrated debt securities.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the fund's manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the fund's portfolio. In its analysis, the fund's manager considers a variety of factors, including:

    o  the experience and managerial strength of the issuer;
    o  responsiveness to changes in interest rates and business conditions;
    o  debt maturity schedules and borrowing requirements;
    o the issuer's changing financial condition and market recognition of the change; and
    o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency. The fund may also invest in Depositary Receipts. The fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

INTERNATIONAL FUNDS

The following underlying Franklin Templeton funds primarily invest in equity and debt securities of non-U.S. companies and governments.

INTERNATIONAL EQUITY FUNDS

MUTUAL EUROPEAN FUND ("EUROPEAN"). The principal investment goal of European is capital appreciation, which may occasionally be short term. The secondary goal is income. European's investment policies and strategies are virtually identical to those of Mutual Shares, except that European will normally invest at least 65% of its total assets in the securities of issuers (i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

See "Mutual Shares Fund" above for additional information about the investment strategies of this fund.

TEMPLETON FOREIGN FUND ("TEMPLETON FOREIGN"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by a flexible policy of investing in the equity and debt securities of companies and governments outside the U.S. The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

EQUITY SECURITIES. The fund's primary investments are in common stock.

In selecting equity securities, the fund's investment manager does a company-by- company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/ earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may buy debt securities which are rated Caa by Moody's or CCC by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), although the fund may invest up to 10% of its total assets in defaulted debt securities.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

TEMPLETON DEVELOPING MARKETS TRUST ("DEVELOPING MARKETS"). The investment goal of the fund is long-term capital appreciation. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of developing market issuers. The fund normally will invest in at least three developing market countries. The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

FOR PURPOSES OF THE FUND'S INVESTMENTS, DEVELOPING OR EMERGING MARKET COUNTRIES INCLUDE THOSE CONSIDERED SUCH BY THE WORLD BANK, THE INTERNATIONAL FINANCE CORPORATION, OR THE UNITED NATIONS. IN ADDITION, DEVELOPING MARKET EQUITY SECURITIES MEANS THOSE ISSUED BY:

o COMPANIES WITH THEIR PRINCIPAL SECURITIES TRADING MARKET WITHIN A DEVELOPING MARKET COUNTRY, AS DEFINED ABOVE; OR
o COMPANIES THAT DERIVE 50% OR MORE OF THEIR TOTAL REVENUE FROM EITHER GOODS OR SERVICES PRODUCED OR SALES MADE IN DEVELOPING MARKET
   COUNTRIES; OR
o COMPANIES ORGANIZED UNDER THE LAWS OF, AND WITH A PRINCIPAL OFFICE IN, A DEVELOPING MARKET COUNTRY.

EQUITY SECURITIES. The fund's primary investments are in common stock.

In selecting equity securities, the manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may invest up to 35% of its total assets in debt securities which are rated C or better by Moody's or S&P or unrated debt which it determines to be of comparable quality. The fund may invest up to 10% of its total assets in defaulted debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

CLOSED-END INVESTMENT COMPANIES. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. The fund may invest up to 10% of its total assets in securities of these companies.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. ("SMALLER COMPANIES"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing primarily in the equity securities of smaller companies of any nation. Under normal market conditions, the fund will invest at least 65% of its total assets in issuers located in at least three countries (including the U.S.). The fund may invest up to 35% of its assets in securities other than equity securities, including debt securities.

SMALLER COMPANIES. The fund expects to invest 75% of its assets in companies whose market capitalizations would place them (at the time of purchase) in the same size range as companies falling in approximately the lowest 20% range (based on their total market capitalization) whose equity securities are listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, these companies typically have market capitalizations between approximately $50 million and $1 billion. Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issues that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization. The fund's board of directors has adopted an operating policy that the fund will not purchase securities of companies with market capitalizations of more than $1 billion. This policy may be changed by the Board without shareholder approval.

EQUITY SECURITIES. In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/ earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), although the fund may invest up to 10% of its total assets in defaulted debt securities.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

TEMPLETON FOREIGN SMALLER COMPANIES FUND ("FOREIGN SMALLER"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing primarily in equity securities of smaller companies outside the U.S. SMALLER COMPANIES generally are those with market capitalizations of less than $1 billion.

Under normal market conditions, the fund expects to invest at least 65% of its total assets in smaller companies (i)located in, or (ii) deriving a significant portion of their revenues from, or (iii) for which the principal securities trading market is in any foreign country, including emerging market countries.

The fund may invest up to 35% of its total assets in any combination of (i) equity securities of larger capitalized issuers outside the U.S.; or (ii) equity securities of issuers within the U.S. - the fund presently does not expect to invest more than 5% of its assets in these securities; or (iii) both rated and unrated debt securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated C or better by Moody's or S&P; or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's), including defaulted securities.

EQUITY SECURITIES. The fund's primary investments are in common stock.

In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEPOSITARY RECEIPTS. The fund may invest in American, European, and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

TEMPLETON GREATER EUROPEAN FUND ("GREATER EUROPEAN"). The investment goal of the fund is long-term capital appreciation. The fund tries to achieve its investment goal by investing, under normal market conditions, at least 75% of its total assets in equity securities of Greater European companies.

For purposes of the fund's investments, "GREATER EUROPE" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Greater European companies include those:

o organized under the laws of, or with a principal office in a Greater European country; or

o  with their principal equity securities trading market within Greater
   Europe; or

o that derive 50% or more of their revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that have 50% or more of their assets situated in Greater Europe.

The fund may invest the remaining 25% of its total assets in any combination of: (i) debt securities of Greater European companies or those issued or guaranteed by Greater European government entities; (ii) equity and debt securities of issuers domiciled outside Greater Europe; and (iii) short-term and medium-term debt securities.

EQUITY SECURITIES. Currently the funds invest primarily in common stock.

In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to their view regarding the company's long-term earnings, assets and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may invest up to 25% of its total assets in debt securities. The fund may buy both rated and unrated debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality). The fund may invest up to 5% of its total assets in defaulted debt SECURITIES.

BRADY BONDS. The fund may invest up to 25% of its total assets in certain debt securities referred to as "Brady Bonds." These are public-issue bonds of developing countries that are created through an exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring plan introduced by former U.S. Treasury Secretary, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela, and Vietnam (collectively, the "Brady Countries").

Brady Bonds, if collateralized, are done so by U.S. Treasury zero coupon bonds to ensure principal. Since many of the Brady Bonds have been issued relatively recently, they do not have a long payment history.

In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade. Investments in Brady Bonds are subject to the fund's current policy of not investing more than 5% of its total assets in non-investment grade securities.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

TEMPLETON PACIFIC GROWTH FUND ("PACIFIC GROWTH"). The investment goal of the fund is long-term capital growth. The fund tries to achieve its investment goal by investing at least 65% of its total assets in equity securities that trade on Pacific Rim markets and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from Pacific Rim activities.

For purposes of the fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand.
Under normal market conditions, the fund will invest at least 65% of its total assets in issuers in at least three of these countries.

The fund may invest up to 35% of its total assets in any combination of (i) securities of issuers domiciled outside the Pacific Rim - these investments may include securities of issuers that are linked by tradition, economic markets, cultural similarities or geography to countries in the Pacific Rim or that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim; or (ii) both rated and unrated debt and synthetic convertible securities - independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities when they are rated Baa by Moody's or BBB by S&P or better; or unrated debt which it determines to be of comparable quality. The fund's investments in debt instruments may include U.S. and foreign government and corporate securities, including Samurai bonds, Yankee bonds and Eurobonds. The fund currently has no intention of investing more than 5% of its net assets in synthetic convertible securities.

EQUITY SECURITIES. The fund's primary investments are in common stock.

In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEPOSITARY RECEIPTS. The fund may invest in American and Global Depositary Receipts.

TEMPLETON LATIN AMERICA FUND ("LATIN AMERICA"). The investment goal of the fund is long-term capital appreciation. The fund tries to achieve its investment goal by investing at least 65% of its total assets in the equity and debt securities of Latin America issuers.

For purposes of the fund's investments, "LATIN AMERICA" countries include Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay and Venezuela.

The fund may invest the remaining 35% of its total assets in any combination of: (i) equity and debt securities of issuers domiciled outside Latin America; and (iii) short-term and medium-term debt securities.

EQUITY SECURITIES. Currently the funds invest primarily in common stock.

In selecting equity securities, the fund's manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to their view regarding the company's long-term earnings, assets and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the fund to be of comparable quality). The fund may invest up to 5% of its total assets in defaulted debt securities.

BRADY BONDS. The fund may invest in certain debt securities referred to as "Brady Bonds." Investments in Brady Bonds are subject to the fund's current policy of not investing more than 5% of its total assets in non-investment grade securities. Please see "Greater European" above for a description of Brady Bonds.

DEPOSITARY RECEIPTS. The fund may also invest in Depositary Receipts.

INTERNATIONAL FIXED INCOME FUNDS

FRANKLIN TEMPLETON HARD CURRENCY FUND ("HARD CURRENCY"). The investment objective of Hard Currency is to protect against depreciation of the U.S. dollar relative to other currencies. The fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign major currencies which historically have experienced low rates of inflation and which, in the view of its investment manager, follow economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term. These currencies are often referred to as "hard currencies" and the economic policies are often referred to as "sound money" policies. The "major currencies" are: Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc, and U.S. dollar.

Hard Currency tries to keep foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets. The fund may invest in U.S.
dollar-denominated money market instruments in combination with forward contracts (calling for the future acquisition of foreign currencies in exchange for U.S. dollars) to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

Under normal market conditions, Hard Currency will not expose its portfolio in excess of 50% of its total assets to a single foreign currency.

Subject to specific fund restrictions, the fund may invest in money market instruments and forward contracts denominated in any of the major currencies. The currencies of various countries may be added to or deleted from the foregoing list of major currencies when, in the opinion of the fund's investment manager, world social, economic, financial or political conditions justify it.

Hard Currency will attempt to maintain a weighted average effective maturity of 120 days or less and will buy only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation within the fund's portfolio will be based upon these periodic adjustments. Because the fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the fund is usually minimal.

The issuers of money market instruments in which Hard Currency may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The fund may also invest in money market securities issued by supranational organizations such as the World Bank, chartered to finance development projects in member countries; the European Union, a twelve-nation organization engaged in cooperative economic activities; the economic union of various European nations' steel and coal industries; and the Asian Development Bank, an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

Hard Currency invests only in instruments which are considered by its investment managers to be of high quality, comparable to those (1) rated AAA or AA (A-1 for commercial paper) by S&P or Aaa or Aa (P-1 for commercial paper) by Moody's or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's.

TEMPLETON GLOBAL BOND FUND ("GLOBAL BOND"). The investment objective of Global Bond is current income with capital appreciation and growth of income. The fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments, and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies, and sponsored and unsponsored Depositary Receipts. The fund may invest in "when-issued" securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth in dividend payments and capital appreciation.

Global Bond may invest in any debt security (which may include structured investments), including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Ba by Moody's. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon its investment manager's judgment as to future interest rate changes.

The fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). The fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

FRANKLIN GLOBAL GOVERNMENT INCOME FUND ("GLOBAL GOVERNMENT"). The fund's investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Global Government seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities. The fund considers securities issued by central banks that are guaranteed by their national governments to be government securities. The fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation or currency appreciation consistent with the fund's objective.

As a global fund, Global Government may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the fund invests at least 65% of its assets in government securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Under normal economic conditions, the fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

Global Government may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when its investment manager expects interest rates worldwide or in a particular country to rise, and longer when interest rates are expected to fall.

The fund may also invest in other fixed-income securities of both domestic and foreign issuers, including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates and conditional sales contracts. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). Global Government will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

Global Government may also invest in debt securities of supranational entities denominated in any currency. The fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). Global Government is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

Global Government will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns and government policies.

Global Government's invests it assets principally within Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The fund may also acquire securities and currency in less developed countries and in developing countries. The investment manager does not currently expect the fund's investments in less developed and developing countries to exceed 30% of the fund's net assets.

Global Government may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

Global Government is also authorized to acquire loan participations.

Global Government may invest in higher yielding, higher risk, lower rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the investment manager; such investments will be less than 35% of the fund's net assets. Many debt obligations of foreign issuers, especially developing market issuers, are not rated by U.S. rating agencies and their selection depends on the investment manager's internal analysis.

NATURAL RESOURCES FUNDS

The following underlying Franklin Templeton funds invest primarily in securities in the natural resources sector.

FRANKLIN GOLD FUND ("GOLD"). The fund's principal goal is capital appreciation. Its secondary goal is to provide shareholders with current income through dividends or interest received from its investments. The fund will normally invest at least 65% of total assets in equity securities of companies engaged in gold operations. The fund concentrates (invests more than 25% of total assets) in companies which mine, process, or deal in gold or other precious metals, such as silver, platinum, and palladium. The fund may buy gold companies anywhere in the world and generally invests more than 50% of total assets in companies outside the U.S. The fund invests primarily in common stocks of companies engaged in gold operations. This includes gold mining finance companies as well as operating companies with long-, medium-, or short-life mines.

The fund's manager looks for companies with established records, as well as companies having low-cost reserves to bring into production. The manager also considers a company's potential for reserve growth and retention and production growth.

FRANKLIN NATURAL RESOURCES FUND ("NATURAL RESOURCES"). The investment goal of the fund is to seek to provide high total return. The fund's total return consists of both capital appreciation and current dividend and interest income. The fund tries to achieve its goal by investing at least 65% of its assets in the equity and debt securities of U.S. and foreign companies in the natural resources sector.

The fund may also invest up to 35% of its assets outside the natural resources sector, including in U.S. and foreign equity and debt securities and REITs.

DEBT SECURITIES. The fund may buy both rated and unrated debt securities. The fund may buy debt securities that are rated B by Moody's or S&P or better, or unrated debt that it determines to be of comparable quality. The fund will not invest more than 15% of its total assets in lower-rated securities (rated lower than BB by S&P or Ba by Moody's) and unrated securities of comparable quality. The fund will only buy commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or unrated commercial paper that it determines to be of comparable quality.

THE NATURAL RESOURCES SECTOR includes companies that own, produce, refine, process, and market natural resources and companies that provide related services. The sector includes the following industries: integrated oil, oil and gas exploration and production, gold and precious metals, steel and iron ore production, aluminum production, forest products, farming products, paper products, chemicals, building materials, energy services and technology, and environmental services.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

AMERICAN DEPOSITARY RECEIPTS. The fund may also invest in American Depositary Receipts.

GENERAL. The fund may invest up to 10% of its assets in REITs. The fund expects to invest more of its assets in U.S. securities than in securities of any other single country, but the fund may invest more than 50% of its total assets in foreign securities.

WHAT ARE SOME OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS' OTHER INVESTMENT POLICIES AND PRACTICES?

OPTIONS ON SECURITIES AND SECURITIES INDICES. Certain of the underlying Franklin Templeton funds may buy and sell options on securities and securities indices to earn additional income and/or to help protect portfolio holdings against market and/or exchange rate movements. An option on a security is a contract that allows the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. To help protect portfolio holdings against adverse changes in foreign currency exchange rates, certain of the underlying Franklin Templeton fund may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year); (3) buy and sell put and call options on foreign currencies; and (4) enter into currency swap agreements which are agreements to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them.

FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of an underlying Franklin Templeton fund's investments. To reduce exposure to these factors, certain of the underlying Franklin Templeton funds may buy and sell financial futures contracts, stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and options on any of these contracts. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. An interest rate futures contract is a contract for the future delivery of U.S. government securities and index-based futures contracts, the value of which depend primarily on prevailing interest rates. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date.

Each of the underlying Franklin Templeton funds limits its futures and related options activities so that it will not be considered a "commodity pool operator" under the rules of the Commodity Futures Trading Commission. In addition, a number of the funds have committed to limit their options and futures transactions to various percentages. For a further description of these techniques, see the Appendix and the SAI.

INTEREST RATE SWAPS. Certain of the underlying Franklin Templeton funds may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks).

TEMPORARY INVESTMENTS. When a manager of an underlying Franklin Templeton fund believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, the manager may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the funds typically may invest up to 100% of their assets in a variety of foreign and domestic debt securities and instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, money market securities, bank obligations and time deposits. Certain underlying Franklin Templeton funds may also invest temporarily in high risk, lower quality debt securities.

SHORT-TERM INVESTMENTS. A number of the underlying Franklin Templeton funds may invest cash being held for liquidity purposes in shares of Franklin Money Fund, other money market funds in the Franklin Templeton Funds or a variety of U.S. or foreign debt securities or obligations.

REPURCHASE AGREEMENTS. Each underlying Franklin Templeton fund (except Government Securities) will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

For more information about the various types of investments and strategies employed by the underlying Franklin Templeton funds, please see the Appendix and the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the funds' classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Advisers, Inc. manages each fund's assets and makes its investment decisions. The manager also performs similar services for other funds. The manager also provides asset allocation services by allocating each fund's assets among the underlying Franklin Templeton funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The manager or other direct or indirect wholly-owned subsidiaries of Resources are the investment managers of the underlying Franklin Templeton funds. Together, the manager and its affiliates manage over $236 billion in assets. Please see "Investment Advisory, Asset Allocation and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is Donald P. Gould and Seymour R. Singer since 1996.

Donald P. Gould
Portfolio Manager of Franklin Advisers, Inc.

Mr. Gould holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in Economics from Pomona College. He is president and portfolio manager of the Franklin Templeton Fund Allocator Series, and the founder and president of the Franklin Templeton Global Trust, formerly the Huntington Funds of Pasadena, California. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Seymour R. Singer
Portfolio Manager of Franklin Advisers, Inc.

Mr. Singer is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics and Psychology from the University of California at Los Angeles. Prior to joining the Franklin Templeton Group in 1996, Mr. Singer was a portfolio analyst for The Carmack Group, Inc. He is a member of several securities industry-related associations.

INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT. Under the investment advisory and asset allocation agreement, the manager provides general advisory services. Such services include monitoring the underlying Franklin Templeton funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each fund by the manager. The manager also provides asset allocation advice and administrative services to each fund under the investment advisory and asset allocation agreement. While the manager provides general investment advisory and administrative services to each fund without charge, it provides asset allocation services to each fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each fund. The fee is computed at the close of business on the last business day of each month.

ASSET ALLOCATION FEES. During the fiscal year ended July 31, 1998, asset allocation fees, before any advance waiver, totaled 0.25% of the average monthly net assets of each fund. Total direct operating expenses were 1.06% for Conservative Target Fund - Class I, 1.81% for Conservative Target Fund - Class II, 0.92% for Moderate Target Fund - Class I, 1.67% for Moderate Target Fund - Class II, 0.98% for Growth Target Fund - Class I and 1.73% for Growth Target Fund - Class II. Under an agreement by the manager to waive or limit its fees, Conservative Target Fund paid no asset allocation fees and Moderate Target Fund and Growth Target Fund paid asset allocation fees totaling 0.08% and 0.02%, respectively. Each fund paid direct operating expenses totaling 0.75% for Class I and 1.50% for Class II. The manager has ended this arrangement for Moderate Target Fund and may end this arrangement at any time for Conservative Target Fund and Growth Target Fund upon notice to the Board.

Each fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds are set forth below as an annual percentage rate of such fund's net assets:

UNDERLYING FRANKLIN
TEMPLETON FUND                 MANAGER                            FEE RATE

Equity                        Franklin Advisers,
                              Inc. ("Advisers")                    0.625%1
Growth                        Advisers                             0.625%2
Utilities                     Advisers                             0.625%2
Small Cap                     Advisers                             0.625%3
Value                         Advisers                             0.750%4
Real Estate                   Advisers                             0.625%5
Mutual Shares                 Franklin Mutual                      0.60%
                              Advisers, Inc.
                              ("Franklin Mutual")
Discovery                     Franklin Mutual                      0.80%
European                      Franklin Mutual                      0.80%
Short-Intermediate            Advisers                             0.625%1
Government Securities         Advisers                             0.625%2
Investment Grade              Advisers                             0.50%6
AGE                           Advisers                             0.625%1
Templeton Foreign             Templeton Global                     0.75%7
                              Advisors Limited ("TGAL")
Developing Markets            Templeton Asset Management           1.25%
                              Ltd. - Hong Kong Branch
Smaller Companies             Templeton Investment                 0.75%
                              Counsel, Inc. ("TICI")
Foreign Smaller               Advisers; TICI (sub-adviser)         1.00%8,*
Greater European              TGAL                                 0.75%
Pacific Growth                Advisers; TICI (sub-adviser)         1.00%8,*
Latin America                 TGAL                                 1.25%
Hard Currency                 Advisers; TICI (sub-adviser)         0.65%*
Global Bond                   TICI                                 0.50%9
Global Government             Advisers; TICI (sub-adviser)         0.625%1,*
Gold                          Advisers                             0.625%1
Natural Resources             Advisers                             0.625%5
Bond Fund                     Advisers; TICI (sub-adviser)         0.425%10,*

1 .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million.
2 .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million up to $10 billion, further reduced to .44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to .42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to .40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to
 .38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to .36% in excess of $20 billion.
3 .625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million, .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.
4 .75% of average daily net assets up to $500 million, .625% of average daily net assets over $500 million up to $1 billion, and .50% of average daily net assets over $1 billion.
5 .625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million, .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.
6 .50% of average daily net assets up to $500 million, .45% of average daily net assets over $500 million up to $1 billion, and .40% of average daily net assets over $1 billion.
7 .75% of the average daily net assets of the fund up to the first $200 million, reduced to a fee of .675% of such average daily net assets in excess of $200 million up to $1.3 billion, and further reduced to a fee of .60% of such average daily net assets in excess of $1.3 billion.
8 1% of daily net assets up to $100 million, .90% of daily net assets over $100 million up to $250 million, .80% of daily net assets over $250 million up to $500 million, and .75% of daily net assets over $500 million.
9 .50% of its average daily net assets, .45% of such net assets in excess of $200 million and .40% of such net assets in excess of $1.3 billion.
10 .425% of the value of its average daily net assets up to and including $500 million; .325% of the value of its average daily net assets over $500 million up to and including $1 billion; and .280% of the value of its average daily net assets over $1 billion up to and including $1.5 billion; and .235% of the value of its average daily net assets over $1.5 billion up to and including $6.5 billion; .215% of the value of its average daily net assets over $6.5 billion up to and including $11.5 billion; and .200% of the value of its average daily net assets over $11.5 billion up to and including $16.5 billion; and .190% of the value of its average daily net assets over $16.5 billion up to and including $19 billion; .180% of the value of its average daily net assets over $19 billion up to and including $21.5 billion; and
 .170% of the value of its average daily net assets over $21.5 billion.
*TICI is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the underlying Franklin Templeton funds to Advisers. As to Foreign Smaller and Pacific Growth, TICI receives from Advisers a fee equal to an annual rate of the value of each fund's average daily net assets as follows: .50% of such assets up to $100 million; .40% of such assets over $100 million up through $250 million; .30% of such assets over $250 million up through $500 million; and .25% of such assets over $500 million. As to Hard Currency, TICI receives from Advisers a fee equal to an annual rate of .25% of the value of each fund's average daily net assets. As to Global Government, TICI receives from Advisers a fee equal to an annual rate of the value of the fund's assets as follows: .35% of such assets up to $100 million; .25% of such assets over $100 million up through $250 million; and .20% of such assets over $250 million. As to Bond Fund, TICI receives 25% of the investment advisory fee paid to Advisers by the fund.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund at no charge. Please see "Investment Advisory, Asset Allocation and Other Services" in the SAI for more information.

YEAR 2000 ISSUE. Like other mutual funds, the funds could be adversely affected if the computer systems used by the manager and other service providers do not properly process date-related information on or after January 1, 2000 ("Year 2000 Issue"). The Year 2000 Issue, and in particular foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions, and others. While there can be no assurance that the funds will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Year 2000 Issue, including seeking reasonable assurances from the funds' other major service providers.

THE RULE 12B-1 PLANS

Each fund and class have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the funds under their Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plans, a fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under its Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

                                        ----------------------------------------
TAXATION OF THE FUNDS' INVESTMENTS. A   HOW DO THE FUNDS EARN INCOME AND GAINS?
fund invests your money in the          A fund earns dividends and interest (a
underlying Franklin Templeton funds     fund's "income") on its investments.
and other securities that are           When a fund sells a security for a
described in the section "How Do the    price that is higher than it paid, it
Funds Invest Their Assets?" Special     has a gain.  When a fund sells a
tax rules may apply when determining    security for a price that is lower than
the income and gains that a fund earns  it paid, it has a loss.  If a fund has
on its investments.  These rules may,   held the security for more than one
in turn, affect the amount of           year, the gain or loss will be a
distributions that a fund pays to       long-term capital gain or loss.  If a
you.  These special tax rules are       fund has held the security for one year
discussed in the SAI.                   or less, the gain or loss will be a
                                        short-term capital gain or loss.  A
TAXATION OF THE FUNDS. As a regulated   fund may also receive capital gain
investment company, a fund generally    distributions from the underlying
pays no federal income tax on the       Franklin Templeton funds and realize
income and gains that it distributes    capital gains upon the redemption of
to you.                                 shares of the underlying Franklin
                                        Templeton funds. A fund's gains and
                                        losses are netted together, and, if a
                                        fund has a net gain (a fund's "gains"),
                                        that gain will generally be distributed
                                        to you.
                                        ----------------------------------------

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the underlying Franklin Templeton fund's investments in foreign stocks and bonds. These taxes will reduce the amount a fund distributes to you.

TAXATION OF SHAREHOLDERS

                                        ----------------------------------------
DISTRIBUTIONS.  Distributions from a    WHAT IS A DISTRIBUTION?
fund, whether you receive them in cash As a shareholder, you will receive your or in additional shares, are generally share of a fund's income and gains on
subject to income tax.  A fund will     its investments in the underlying
send you a statement in January of the  Franklin Templeton funds and other
current year that reflects the amount   securities.  A fund's income and short
of ordinary dividends, capital gain     term capital gains are paid to you as
distributions and non-taxable           ordinary dividends.  A fund's long-term
distributions you received from the     capital gains are paid to you as
fund in the prior year.  This           capital gain distributions.  If a fund
statement will include distributions    pays you an amount in excess of its
declared in December and paid to you    income and gains, this excess will
in January of the current year, but     generally be treated as a non-taxable
which are taxable as if paid on         distribution. These amounts, taken
December 31 of the prior year.  The     together, are what we call a fund's
IRS requires you to report these        distributions to you.
amounts on your income tax return for
the prior year.
                                        ----------------------------------------

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.
DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

                                        ----------------------------------------
REDEMPTIONS AND EXCHANGES. If you       WHAT IS A REDEMPTION?
redeem your shares or if you exchange   A redemption is a sale by you to a fund
your shares in a fund for shares in     of some or all of your shares in the
another Franklin Templeton Fund, you    fund. The price per share you receive
will generally have a gain or loss      when you redeem fund shares may be more
that the IRS requires you to report on  or less than the price at which you
your income tax return. If you          purchased those shares. An exchange of
exchange fund shares held for 90 days   shares in a fund for shares of another
or less and pay no sales charge, or a   Franklin Templeton Fund is treated as a
reduced sales charge, for the new       redemption of fund shares and then a
shares, all or a portion of the sales   purchase of shares of the other fund.
charge you paid on the purchase of the  When you redeem or exchange your
shares you exchanged is not included    shares, you will generally have a gain
in their cost for purposes of           or loss, depending upon whether the
computing gain or loss on the           amount you receive for your shares is
exchange. If you hold your shares for   more or less than your cost or other
six months or less, any loss you have   basis in the shares. Please call Fund
will be treated as a long-term capital Information for a free Tax Information loss to the extent of any capital gain Handbook if you need more information
distributions received by you from a    on calculating the gain or loss on the
fund. All or a portion of any loss on   redemption or exchange of your shares.
the redemption or exchange of your      ----------------------------------------
shares will be disallowed by the IRS
if you buy other shares in a fund
within 30 days before or after your
redemption or exchange.

NON-U.S. INVESTORS.  Ordinary dividends generally will be subject to U.S.
income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in a fund. STATE TAXES. Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. It is anticipated that no portion of a fund's distributions will qualify for the exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government.  The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in a fund.
                                        ----------------------------------------
BACKUP WITHHOLDING.  When you open an   WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that   Backup withholding occurs when a fund
you provide your taxpayer               is required to withhold and pay over to
identification number ("TIN"), certify  the IRS 31% of your distributions and
that it is correct, and certify that    redemption proceeds.  You can avoid
you are not subject to backup           backup withholding by providing a fund
withholding under IRS rules.  If you    with your TIN, and by completing the
fail to provide a correct TIN or the    tax certifications on your shareholder
proper tax certifications, the IRS      application that you were asked to sign
requires a fund to withhold 31% of all  when you opened your account. However,
taxable distributions (including        if the IRS instructs a fund to begin
ordinary dividends and capital gain     backup withholding, it is required to
distributions), and redemption          do so even if you provided the fund
proceeds paid to you. A fund is also    with your TIN and these tax
required to begin backup withholding    certifications, and backup withholding
on your account if the IRS instructs    will remain in place until the fund is
the fund to do so. A fund reserves the  instructed by the IRS that it is no
right not to open your account, or,     longer required.
alternatively, to redeem your shares    ----------------------------------------
at the current Net Asset Value, less
any taxes withheld, if you fail to
provide a correct TIN, fail to provide
the proper tax certifications, or the
IRS instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The funds are series of Franklin Templeton Fund Allocator Series (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on October 2, 1995, and is registered with the SEC. Each fund offers two classes of shares:
Conservative Target Fund - Class I and Conservative Target Fund - Class II, Moderate Target Fund - Class I and Moderate Target Fund - Class II, and Growth Target Fund - Class I and Growth Target Fund - Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

       o  To open a regular, non-retirement account         $1,000
       o  To open an IRA, IRA Rollover, Roth IRA,
          or Education IRA                                  $  250*
       o  To open a custodial account for a minor
          (an UGMA/UTMA account)                            $  100
       o  To open an account with an automatic
          investment plan                                   $   50**
       o  To add to an account                              $   50***
*For all other retirement accounts, there is no minimum investment requirement. **$25 for an Education IRA.
***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.
We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. If you do not specify a class, we will automatically invest your purchase in Class I shares. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.  Make your investment using the table below.

METHOD                       STEPS TO FOLLOW

BY MAIL                      For an initial investment:
                               Return the application to the fund with your
                             check made payable to the fund.

                             For additional investments:
                               Send a check made payable to the fund. Please
                             include your account number on the check.

BY WIRE 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                             2. For an initial investment you must also return your signed shareholder application to the fund.

                             IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

THROUGH YOUR DEALER          Call your investment representative

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I                                   CLASS II
--------------------------------------------------------------------------------
o  Higher front-end sales charges than    o  Lower front-end sales charges
   Class II shares. There are several        than Class I shares
   ways to reduce these charges, as
   described below. There is no
   front-end sales charge for purchases
   of $1 million or more.*

o  Contingent Deferred Sales Charge on    o  Contingent Deferred Sales Charge
   purchases of $1 million or more sold      on purchases sold within 18 months
   within one year

o  Lower annual expenses than Class II    o  Higher annual expenses than
   shares                                    Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                 TOTAL SALES CHARGE       AMOUNT PAID TO
                                 AS A PERCENTAGE OF       DEALER AS A
AMOUNT OF PURCHASE          OFFERING          NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE            PRICE             INVESTED   OFFERING PRICE

CLASS I
Under $50,000                5.75%              6.10%        5.00%
$50,000 but less than        4.50%              4.71%        3.75%
$100,000
$100,000 but less than       3.50%              3.63%        2.80%
$250,000
$250,000 but less than       2.50%              2.56%        2.00%
$500,000
$500,000 but less than       2.00%              2.04%        1.60%
$1,000,000
$1,000,000 or more*          None               None         None

CLASS II
Under $1,000,000*            1.00%              1.01%        1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.    Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.   Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.    Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for
                          the shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by
                          phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o  You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of a fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

BY MAIL 1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                 o The name, address and telephone number of the bank where you want the proceeds sent

                 o  Your bank account number

                 o  The Federal Reserve ABA routing number

                 o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone within the last 15 days

                 - If you do not want the ability to redeem by phone to apply to your account, please let us know.

THROUGH
YOUR DEALER      Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by a fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o  Returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund declares dividends from its net investment income quarterly in March, June, September and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION          Corporate Resolution
--------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or
                     2. A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                     trustees, or
                     2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                                       CODE NUMBER
                                                       -----------
                                                CLASS I             CLASS II
                                                ----------------------------

Conservative Target Fund.................        484                   584
Moderate Target Fund .....................       485                   585
Growth Target Fund .......................       486                   586

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                   HOURS OF OPERATION
                                                   (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------
Shareholder Services           1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                                   (Saturday)
Retirement Plan Services       1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DEPOSITARY RECEIPTS - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

WHAT ARE SOME OF THE OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS?

BORROWING. As a fundamental investment restriction, the underlying Franklin Templeton funds (except Value, Mutual Shares, Discovery, European, Developing Markets, Global Bond, Greater European and Latin America) may not borrow money except for temporary or emergency purposes, up to the following amounts: Equity, Growth, Utilities, Short-Intermediate, Government Securities, AGE, Gold - 5% of total assets; Smaller Companies and Templeton Foreign - 5% of total assets for purposes of redeeming their shares for cancellation; Small Cap, Real Estate, Pacific Growth, Foreign Smaller - 10% of total assets; Investment Grade - 15% of total assets; Global Government and Bond Fund - 30% of total assets; Natural Resources - 33% of total assets; and Hard Currency - 331/3% of total assets.

Value, Developing Markets, Greater European and Latin America may borrow money in an amount not exceeding 331/3% of their net assets; Global Bond may borrow money in an amount not exceeding 30% of its assets (however, the fund's Board of Trustees has adopted a policy of limiting the fund's borrowing to 5% of its net assets to increase holdings of portfolio securities); and Mutual Shares, Discovery and European may borrow up to 331/3% of their assets (plus 5% for emergency or short-term purposes).

BRADY BONDS. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of Brady Countries. There can be no assurance that Brady Bonds in which Greater European or Latin America may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative.

CONVERTIBLE SECURITIES, INCLUDING ENHANCED AND SYNTHETIC CONVERTIBLE SECURITIES. A convertible security is generally a preferred stock or debt security that may be converted within a specified period of time into a certain amount of common stock or other equity securities of the same or a different issuer. Convertible securities also include non-convertible debt securities with warrants or stock or stock index options attached ("synthetic convertible securities"). A convertible security entitles the holder to receive interest paid or accrued on debt securities or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. If a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. Convertible securities generally offer income yields that are higher than the dividend yield, if any, of the underlying common stock, but lower than the yield of similar non-convertible debt securities. While the underlying Franklin Templeton funds generally use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for financial reporting, credit rating, and investment limitation purposes.

A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

ENHANCED CONVERTIBLE SECURITIES. Pacific Growth, Foreign Smaller, Gold, Equity, Growth, Small Cap, Utilities, Value and Real Estate may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide investors, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

These funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the underlying Franklin Templeton funds. A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet its liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the underlying Franklin Templeton fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. Value, Pacific Growth and Foreign Smaller may invest portions of their assets in "synthetic convertible" securities. A synthetic convertible is created by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for the purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote a fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES. Debt securities are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are typically used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by Depositary Receipts. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, an underlying Franklin Templeton fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that an underlying Franklin Templeton fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

DEVELOPING OR EMERGING MARKET COUNTRIES. Investments in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which results in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, some developing market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to an underlying Franklin Templeton fund and its shareholders.

There are further risks specific to investments in Eastern Europe, including Russia, Hong Kong and/or Latin America. For a further discussion of these risks, please see the SAI.

EQUIPMENT RELATED INSTRUMENTS. Global Government may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

EQUITY SECURITIES. Equity securities are securities which entitle the holder to participate in a company's general operating success or failure. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for such shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

Euro. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If a fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the Euro may result in market volatility. For the same reason it is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on a fund. To the extent a fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FOREIGN CURRENCY FLUCTUATIONS. Because certain of the underlying Franklin Templeton funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's Net Asset Value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the underlying Franklin Templeton funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS. Equity, Small Cap, Pacific Growth, Foreign Smaller, Natural Resources, Mutual Shares, Discovery, European, Developing Markets, Greater European, Latin America, Global Bond, Bond Fund, Global Government and Hard Currency may enter into futures contracts on currencies. A futures contract on currency is an agreement to buy or sell currency at a specified price during a designated month.

These funds may also buy and sell put and call options on currency futures contracts. A put option purchased by the fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the fund would give it the right to assume a position as the buyer of a futures contract. The fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the fund's loss will be limited to the amount of the premium and any transaction costs.

FOREIGN CURRENCY OPTIONS. AGE, Pacific Growth, Foreign Smaller, Natural Resources, Mutual Shares, Discovery, European, Greater European, Latin America, Developing Markets, Global Government and Global Bond may purchase and sell (write) put and call options on foreign currencies traded on U.S. and foreign exchanges, or OTC. The funds will engage in such option transactions for various hedging purposes such as to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired or to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Hard Currency may, for hedging purposes, buy put and call options on any currency in which the fund's investments are denominated.

FOREIGN CURRENCY SWAPS. Mutual Shares, Discovery and European may participate in currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into swaps on a net basis. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from S&P or P-1 from Moody's, or are of equal credit quality.

FOREIGN CURRENCY TRANSACTION RISKS. Currency transactions, such as forward currency exchange contracts, currency futures and options on such futures, options on currencies, and currency swaps are subject to different risks than other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

FORWARD CURRENCY EXCHANGE CONTRACTS. AGE, Mutual Shares, Discovery, European, Pacific Growth, Foreign Smaller, Natural Resources, Hard Currency, Global Bond, Bond Fund, Global Government, Greater European, Latin America, Templeton Foreign, Smaller Companies, Developing Markets, and Gold may all, to some degree, engage in foreign currency exchange transactions. The funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market (Templeton Foreign and Smaller Companies may engage only in this type of forward foreign currency exchange transaction), or through entering into forward contracts to purchase or sell foreign securities. However, some price spread on these transactions (to cover service charges) will be incurred when a fund converts assets from one currency to another. When a fund is the buyer or seller in such a transaction, it will either cover its position or maintain, in a segregated account with its custodian bank, cash or securities having an aggregate value equal to the amount of such commitment until payment is made. Global Government may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency.

Natural Resources, AGE, Global Bond, Global Government, Greater European and Latin America have no specific limitations on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that the funds will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or each fund's ability to meet redemption requests. Natural Resources, AGE, Global Bond, Developing Markets, Greater European and Latin America will use forward contracts primarily to protect the funds from adverse currency movements. Developing Markets will not enter into forward currency contracts if, as a result, the fund will have more than 20% of its total assets committed to such contracts.

GNMAS. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by non-callable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by a fund will have a direct impact on the Net Asset Value per share of the fund.

HIGH YIELD, FIXED-INCOME SECURITIES. An investment in an underlying Franklin Templeton fund that has a policy of investing in higher yielding, higher risk fixed-income securities is subject to a higher degree of risk than is present with an investment by such fund in higher rated, lower yielding securities.

The market value of high yield lower-quality, fixed-income securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in an underlying Franklin Templeton fund's portfolio defaults, the underlying Franklin Templeton fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the underlying Franklin Templeton fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the underlying Franklin Templeton fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund or underlying Franklin Templeton fund. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the investment manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the underlying Franklin Templeton fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

A fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and a fund's ability to dispose of particular issues, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for an underlying Franklin Templeton fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Equity, Growth, Utilities, Gold, Natural Resources, Small Cap, Real Estate, Value, Bond Fund, AGE, Foreign Smaller and Global Government may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Equity, Growth, Utilities, Gold, Natural Resources, Small Cap, Real Estate, Value, Bond Fund, AGE, Foreign Smaller and Global Government may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer.

Factors adversely impacting the market value of high yield securities may lower the underlying Franklin Templeton fund's Net Asset Value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

ILLIQUID SECURITIES. An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the fund has valued the security. Equity, Growth, Utilities, Small Cap, Value, Real Estate, Short-Intermediate, Government Securities, Investment Grade, AGE, Hard Currency, Developing Markets, Templeton Foreign, Smaller Companies, Global Bond, Global Government, Pacific Growth, Foreign Smaller, and Gold may not purchase an illiquid security if, at the time of purchase, the fund would have more than 10% of its total net assets invested in such securities. Bond Fund, Natural Resources, Mutual Shares, Discovery, European, Greater European and Latin America may invest up to 15% of their respective total assets in illiquid securities.

INTEREST RATE FUTURES AND OPTIONS. Value, Pacific Growth, Foreign Smaller, Mutual Shares, Discovery, European, Global Government, Bond Fund and Natural Resources may enter into interest rate futures contracts and options thereon. Investment Grade may purchase options on interest rate futures. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depend primarily on prevailing interest rates.

INTEREST RATE SWAPS. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

AGE and Global Government may participate in interest rate swaps. AGE intends to participate in interest rate swaps with regard to obligations held in its portfolio. To the extent AGE does not own the underlying obligation, it will maintain, in a segregated account with its custodian, cash or securities having an aggregate value equal to the amount of the fund's outstanding swap obligation.

INVESTMENT COMPANY SECURITIES. Certain of the underlying Franklin Templeton funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

LOAN PARTICIPATIONS. AGE, Value, Mutual Shares, Discovery, European and Global Government are authorized to acquire loan participations in which the funds will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally, such loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Such loan participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the funds will be permitted to purchase such securities which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. Loan participations carry substantially the same risks as those for defaulted debt obligations and may cause loss of the entire investment. AGE's investment in loan participations, some of which may be in default, and other defaulted securities will represent no more than 15% of the fund's net assets at the time of investment, subject to AGE's policy concerning illiquid securities to the extent that certain participations are considered to be illiquid. With respect to Value, Mutual Shares, Discovery and European, loan participations will be included in the funds' limitation on illiquid securities.

LOANS OF PORTFOLIO SECURITIES. Equity, Growth, Utilities, Small Cap, Value, Natural Resources, Real Estate, Bond Fund, Short-Intermediate, Investment Grade, AGE, Mutual Shares, Discovery, European, Greater European, Developing Markets, Latin America, Hard Currency, Global Bond, Pacific Growth, Foreign Smaller and Gold may lend securities they have purchased to certain securities dealers or other institutional investors, so long as the total amount of the loans does not exceed 10% of the value of each of Short-Intermediate's, Equity's, Growth's, Real Estate's, Utilities', AGE's and Gold's total assets, 20% of Small Cap's total assets, 25% of Value's total assets, 30% of Investment Grade's, Global Government's, and Hard Currency's total assets, 33% of Natural Resources' total assets and, 33 1/3% of Bond Fund's, Greater European's, Pacific Growth's, Foreign Smaller's, Latin America's, Global Bond's and Developing Markets' total assets. Investment Grade, Mutual Shares, Discovery and European intend to limit such borrowing to 5% of their respective total assets at the time of the most recent loan.

The borrower must deposit with the fund's custodian bank collateral with an initial market value of at least 100% of the market value of the securities loaned, including accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100% (102% in the case of Short-Intermediate and Global Government). This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The funds may engage in security loan arrangements with the primary objective of increasing their income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, they continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Developing Markets, Greater European and Latin America retain the right to terminate their loans at any time and obtain the return of the securities loaned within five business days.

MORTGAGE-BACKED SECURITIES (INCLUDING CMOS) AND ASSET-BACKED SECURITIES (INCLUDING CARS). Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Mortgage-backed securities are issued by U.S. government agencies, foreign government agencies, and private institutions. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the Net Asset Value or performance of the fund, which will vary with changes in interest rates and other market conditions. Mortgage-backed securities issued by foreign government agencies and private institutions are not guaranteed by the U.S. government or its agencies.

A mortgage-backed security differs from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the fund's returns and share price.

CMOs may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.

Asset-backed securities are securities backed by credit card eceivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. CARs are asset-backed securities. In the case of automobile receivables, there is a risk that the holders of these receivables may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state law. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

NATURAL RESOURCES SECTOR RISKS. There are a number of risks associated with investing in the natural resources sector, including gold. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities in these industries are subject to limited pricing flexibility because of supply and demand factors. Others are subject to more broad price fluctuations as a result of volatility of the prices for certain raw materials' prices and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Gold operation companies involve special considerations. Prices of their securities will be affected by the price of gold and precious metals. They may also be affected by changing costs of production. The price of gold may fluctuate substantially over short periods of time so the fund's share price may be more volatile than other types of investments.

The price of gold and other precious metals is affected by several factors including (1) how much of the worldwide supply of gold is held among four major producers. Economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold supply in countries throughout the world; (2) increased environmental, labor or other costs in mining; (3) changes in laws relating to mining or gold production or sales; and (4) unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, if Russia decides to sell some of its gold reserves, the supply would go up, and the price would generally go down.

In addition, changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or more difficult to pursue the fund's investment strategies.

The value of a company may be affected by factors that affect the company alone, the industry, or the entire country in which it is located.

Because of current conditions in South Africa, Gold's investments in South African companies, approximately 20% of the portfolio as of July 31, 1998, may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

NEW OR UNSEASONED COMPANIES. Certain of the underlying Franklin Templeton funds may invest in the securities of relatively new or unseasoned companies which are in their early stages of development or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management and may be unable to generate the funds necessary for growth or potential development. In addition, these companies may be developing or marketing new products and services for which markets are not yet or may never become established. As a result, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and, therefore, speculative.

OPTIONS AND FINANCIAL FUTURES. Certain of the underlying Franklin Templeton funds may use certain investment techniques, all of which may be dependent upon a prediction of the future direction of various financial barometers. In this regard, Equity, Small Cap, Real Estate, Gold, Mutual Shares, Discovery, European, Pacific Growth, Foreign Smaller, Global Government, Global Bond, Latin America, Greater European, and Developing Markets may purchase and sell put and call options on securities and securities indices which trade on securities exchanges, which may include foreign exchanges, and in the over-the-counter ("OTC") market. These funds, along with Value and Natural Resources, also may purchase and sell financial futures and options on financial futures with respect to securities and securities indices. AGE may write covered call options without limitation, but does not currently anticipate that it will do so.

Pacific Growth, Foreign Smaller, Global Government and Value may engage in "spread" and "straddle" transactions. A spread transaction is one in which a fund purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. In a straddle transaction, the fund purchases or writes combinations of put and call options on the same security.

Growth and Utilities may write (sell) covered call options which are listed for trading on a national securities exchange. Writing a "covered" call option means that the fund will only write (sell) options on securities which it actually owns. When a fund sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the fund. Growth may also purchase put options on securities. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. Growth may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.

Value may write covered call options on securities that are listed on a national securities exchange or traded OTC and purchase listed and OTC call and put options on securities and securities indices. Value may engage in forward conversion transactions whereby the fund will write call options on securities it has purchased and purchase put options on those securities. Pacific Growth, Foreign Smaller, Developing Markets, Global Government, Global Bond, Equity, Real Estate, Small Cap, Greater European and Latin America may write covered call and put options on securities and securities indices that are traded on exchanges or in the OTC market.

Investment Grade may write covered call and put options on any securities it may purchase for its portfolio. The fund may purchase call and put options for the purpose of offsetting its obligations pursuant to previously written options. The fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities.

Global Government may write options in connection with buy-and-write transactions; that is, it may purchase a security and then write a call option against that security. The exercise price will depend upon the expected price movement and may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the security. Global Government may enter into futures on debt securities that are backed by the U.S. government and may enter into futures on corporate securities and non-U.S. government debt securities when such securities become available.

Mutual Shares', Discovery's and European's OTC option transactions are limited to transactions with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks, or other financial institutions which have received a short term credit rating of A-1 from S&P or P-1 from Moody's, or are of comparable quality. Mutual Shares, Discovery or European may not purchase or sell put options on futures on individual corporate debt and individual equity securities.

Bond Fund may buy and sell financial futures contracts and foreign currency futures contracts and options on these contracts. Under ordinary circumstances, the fund does not expect that it will invest more than 10% of total assets in futures and related options contracts; however, during the fund's initial period of operations it is anticipated that the fund's investments in these contracts will not exceed 25% of total assets.

The options and futures transactions of many of the underlying Franklin Templeton funds, as described above, have limited purposes. For example, as to options and futures, Gold and Value, and as to futures only, Global Bond, Pacific Growth and Foreign Smaller may only engage in such activities for hedging purposes or other appropriate risk management purposes. Real Estate may only engage in options and futures transactions, and Pacific Growth and Foreign Smaller may only engage in options transactions for hedging purposes or to increase income to such funds. Equity may only engage in options and futures transactions for hedging purposes or to accommodate cash flows. Investment Grade may purchase and sell put and call options on interest rate futures contracts solely for hedging purposes. Mutual Shares, Discovery and European may only engage in futures and options for non-hedging purposes if no more than 5% of their respective assets are at risk. For hedging purposes only, Developing Markets may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing.

The futures activities of each of the underlying Franklin Templeton funds will be accomplished so that no fund is considered to be a commodity pool operator under the laws governing the trading of commodities. All futures and related options activities of the funds are limited to bona fide hedging transactions, or, if not for bona fide hedging purposes, the aggregate initial margin premiums required to establish its futures or related options positions may not exceed 5% of the underlying Franklin Templeton fund's total assets (after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%). In addition, certain of underlying Franklin Templeton funds have committed to limit their options and futures transactions to various percentages.

Options and futures may fail as hedging techniques where the price movements of the securities underlying the options and futures do not follow the price movements of the underlying Franklin Templeton fund's securities which are subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the investment manager's ability to predict correctly the direction of securities markets, interest rates, and other economic factors. Also, a liquid secondary market for any particular option or future may not be available when the investment manager wishes to "close out" a position in an option or future. In such a situation, the underlying Franklin Templeton fund will likely be unable to control losses by closing its position.

For a further description of these techniques, see the SAI.

PUBLIC UTILITIES SECURITIES. The risks of investments in the public utilities industry include: risks associated with regulatory changes (including deregulation); risks associated with interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases; the difficulty of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debts and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

REIT AND REAL ESTATE-RELATED RISKS. REITs typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

To the extent an underlying Franklin Templeton invests in REITs or securities of companies operating in the real estate industry, it generally is subject to the same risks that affect direct investments in real estate and its performance is closely tied to conditions affecting the real estate industry. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, the strength of specific industries renting properties, and other factors affecting supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

The value of securities of companies that service the real estate industry will also be affected by changes affecting the real estate market.

REITs. Changes in the market value of an underlying Franklin Templeton fund's investments in REIT securities will also affect its performance. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Mortgage REITs are subject to the risks that the borrower may be unable to make interest and principal payments on the loan made by the mortgage REIT and that the value of the property may be less than the amount of the loan. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the underlying Franklin Templeton fund's performance.

By investing in REITs indirectly, a shareholder will bear not only his proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.

Equity, Developing Markets, AGE, Small Cap, Mutual Shares, Discovery, European, Natural Resources, Smaller Companies, Foreign, Greater European, Pacific Growth, Foreign Smaller, Global Bond, Real Estate and Latin America may invest in entities which qualify as REITs for federal income tax purposes or in other marketable securities secured by real estate or interests therein.

RESTRICTED SECURITIES. Certain of the underlying Franklin Templeton funds may invest a specific percentage of their total assets in restricted securities. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

REVERSE REPURCHASE AGREEMENTS. Small Cap, Global Government, Short-Intermediate and Natural Resources may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. When entering into reverse repurchase transactions, cash or securities of a dollar amount equal in value to the funds' obligation under the agreement, including any earned but unpaid interest, will be maintained in a segregated account with each fund's respective custodian bank. The value of the securities subject to the reverse repurchase agreement will be determined daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

SHORT SALES. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale "against the box," the fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Value may make short sales and short sales "against the box" up to 25% of its net assets. At any time, it will not have more than 15% of the value of its net assets in deposits or short sales "against the box." Global Government may make short sales "against the box," provided that it will not have more than 10% of its Net Asset Value held as collateral for such short sales. Mutual Shares, Discovery and European may make short sales up to 5% of their respective total net assets, and may sell securities "short against the box" without limit. Bond Fund may also make short sales.

STANDBY COMMITMENT AGREEMENTS. Natural Resources may from time to time enter into standby commitment agreements. Such agreements commit the fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price which is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times maintain a segregated account with its custodian bank of cash, cash equivalents, U.S. government securities or other high-grade securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's Net Asset Value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRUCTURED INVESTMENTS. Templeton Foreign, Smaller Companies, Global Bond, Developing Markets, Greater European, Latin America and Bond Fund may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a fund's restriction on investments in illiquid securities.

TRADE CLAIMS. AGE, Value, Mutual Shares, Discovery and European may invest a portion of their assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as these funds, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. In the event that the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price. AGE's investment in these instruments will not exceed, and Value intends to limit these investments to no more than, 5% of their respective net assets at the time of purchase. Trade claims are generally liquid as there is a secondary market, but the boards of the funds will monitor their liquidity.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trading in claims is not regulated by federal securities laws or the SEC. Currently, trading in claims is regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

U.S. TREASURY ROLLS. Investment Grade may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, Investment Grade could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

VALUE INVESTING. Value will invest principally in the securities of companies believed by the investment manager to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which Value may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the investment manager may be incorrect in its assessment of a particular industry or company or that the investment manager may not purchase these securities at their lowest possible prices or sell them at their highest.

Value's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the fund to sell the securities or to value them based on actual trades.

Value's policy of investing in securities that may be out of favor, including turnarounds, cyclicals, and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or which are not widely followed, differs from the approach followed by many other mutual funds. The investment manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

WHEN-ISSUED, DELAYED DELIVERY, AND TO-BE-ANNOUNCED TRANSACTIONS. Natural Resources, Real Estate, Short-Intermediate, AGE, Global Government and Global Bond may purchase and sell obligations on a "when-issued" or "delayed delivery" basis. Natural Resources, AGE, Short-Intermediate and Global Government are not subject to any percentage limit with respect to these types of obligations. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time, generally within two weeks. Although AGE, Real Estate, Natural Resources and Short-Intermediate will generally purchase securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a fund is the buyer in these transactions, it will maintain with its custodian bank, in an account that is separate and apart from its normal custody account, cash or securities having a total value equal to the amount of the fund's commitment until payment for the obligation is made. Government Securities may purchase and sell GNMA certificates on a "To-Be-Announced" ("TBA") and "delayed delivery" basis, and is not subject to any percentage limit with respect to these transactions. These transactions are arrangements under which the fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days.

Purchases of securities on a when-issued, delayed delivery or TBA basis are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. If the other party to a when-issued, delayed delivery or TBA transaction fails to complete the transaction, the fund could miss a favorable price or yield opportunity. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.

ZERO COUPON AND PAY-IN-KIND BONDS. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest, and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date and, if the issuer defaults, the fund may obtain no return at all on its investment. Zero coupon, deferred interest, and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Mutual Shares, Discovery, European, Smaller Companies, Templeton Foreign, Greater European, Latin America, Global Bond, Bond Fund, AGE and Value may purchase pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the fund until the cash payment date or until the bonds mature. Accordingly, during periods when the fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet distribution requirements and such sales may be subject to the risk factors discussed above. AGE and Value are not limited in the amount of their assets that may be invested in these securities.

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN TEMPLETON FUND ALLOCATOR SERIES


FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND
STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 1998

SAN MATEO, CA 94403-7777 1-800/DIAL BEN(R)


TABLE OF CONTENTS


How Do the Funds Invest Their Assets?........................
What Are the Risks of Investing in the Funds?................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Advisory, Asset
 Allocation and Other Services...............................
How Do the Funds Buy
 Securities for Their Portfolios?............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Funds' Underwriter.......................................
How Do the Funds Measure Performance?........................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
 Description of Ratings......................................


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      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful
      Terms and Definitions."
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Franklin Templeton Fund Allocator Series (the "Trust") is an open-end management investment company consisting of three separate non-diversified series: Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund. The investment goal of each fund is the highest level of long-term total return that is consistent with an acceptable level of risk.

The Prospectus, dated December 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in a fund.
For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL
------------------------------------------------------------------------------

HOW DO THE FUNDS INVEST THEIR ASSETS?


As described in the Prospectus, each fund pursues its investment goal by investing primarily in a combination of Franklin Templeton funds ("underlying Franklin Templeton funds"). Each fund may also invest its assets directly in the types of securities in which the underlying Franklin Templeton funds invest and may engage directly in the types of investment strategies in which the underlying Franklin Templeton funds may engage.

The following provides more detailed information about some of the securities the fund may buy and its investment policies. You should read it together with the sections in the Prospectus entitled "How Do the Funds Invest Their Assets?"; "What Are the Risks of Investing in the Funds?"; "What Are the Risks of Investing in the Underlying Franklin Templeton Funds?"; "How Do the Underlying Franklin Templeton Funds Invest Their Assets?"; and "What Are Some of the Other Investment Policies, Strategies and Risks of the Underlying Franklin Templeton Funds?"


OPTIONS ON SECURITIES AND SECURITIES INDICES


CALL AND PUT OPTIONS ON SECURITIES. Certain underlying Franklin Templeton funds may write covered put and call options and purchase put and call options that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market.


WRITING CALL AND PUT OPTIONS. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period.


A call option written by an underlying Franklin Templeton fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and securities in a segregated account with its custodian bank. A put option written by the fund is "covered" if the fund maintains cash and securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then current market value of the underlying security. The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction will be available to be effected at the time desired by the fund.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.


BUYING CALL AND PUT OPTIONS. Certain of the underlying Franklin Templeton funds may buy call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The underlying Franklin Templeton fund, for example, may buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. When the underlying Franklin Templeton fund sells a put option that it has previously purchased prior to the sale of the securities underlying such option, such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the fund owns or has the right to acquire.

OPTIONS ON STOCK INDICES. Certain of the underlying Franklin Templeton funds may also buy and write call and put options on stock indices. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the underlying Franklin Templeton fund writes an option on a stock index, it will establish a segregated account with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER ("OTC") OPTIONS. Certain of the underlying Franklin Templeton funds may write covered put and call options and purchase put and call options which trade in the over-the-counter market. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is the risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid a premium in advance by the dealer. (For additional risks relating to OTC options, see "Risk Factors and Considerations Regarding Options, Futures and Options on Futures").

FORWARD CONVERSIONS. Certain of the underlying Franklin Templeton funds may engage in forward conversions. In a forward conversion, the underlying Franklin Templeton fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security.


The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the fund's total return if the conversion is terminated prior to the expiration date of the option. In such event, the fund's return on forward conversions may be greater or less than it would have been if it had hedged the security only by purchasing put options.


SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the underlying Franklin Templeton fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the underlying Franklin Templeton fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.


FUTURES TRANSACTIONS


Certain of the underlying Franklin Templeton funds may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock and bond index futures contracts; and (v) options on stock and bond index futures contracts (collectively, "Futures Transactions"). The fund may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.


To the extent the fund enters into a futures contract, it will deposit in a segregated account with its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay to the futures commission merchant an amount equal to such change in value. In the event the fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variation margins.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, each fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars or a security denominated in such currency that the fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While each fund's futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currency, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, which depends primarily on prevailing interest rates.

The fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the fund from declining as much as it otherwise would have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.


For example, the underlying Franklin Templeton fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. Certain of the underlying Franklin Templeton funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND OPTIONS ON SUCH FUTURES. Certain of the underlying Franklin Templeton funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The underlying Franklin Templeton fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. Certain of the underlying Franklin Templeton funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. Certain of the underlying Franklin Templeton funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the underlying Franklin Templeton funds or which are not currently available but that may be developed, to the extent such opportunities are both consistent with the underlying Franklin Templeton fund's investment objectives and legally permissible for the fund.


CURRENCY TRANSACTIONS


Certain of the underlying Franklin Templeton funds may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.


FORWARD CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES CONTRACTS. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).


An underlying Franklin Templeton fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the fund's investment manager (or sub-adviser) determines that there is a pattern of correlation between the two currencies. Certain of the underlying Franklin Templeton funds may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a fund's portfolio.


The fund's custodian will place cash or securities into a segregated account of each fund in an amount equal to the value of the fund's total assets committed to the forward foreign currency exchange contracts requiring each fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a fund's ability to utilize forward foreign currency exchange contracts may be restricted.


While an underlying Franklin Templeton fund may enter into forward contracts to reduce currency exchange rate risks, transactions in forward contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause a fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

CURRENCY  FUTURES  CONTRACTS  AND  OPTIONS  THEREON.  Certain of the  underlying
Franklin Templeton funds will also engage in futures contracts on foreign currencies and related options transactions. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The underlying Franklin Templeton funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain of the underlying Franklin Templeton funds may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment manager (or sub-adviser) believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which each fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each fund's foreign assets.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Certain of the underlying Franklin Templeton funds may write covered put and call options and purchase put and call options on foreign currencies. The underlying Franklin Templeton funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the fund may purchase call options on currency for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the fund's portfolio.


A call option written by the fund obligates the fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the fund would obligate the fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

The fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. This purchase is referred to as "closing purchase transaction." The fund would also be able to enter into a closing sale transaction in order to realize a gain or minimize a loss on an option purchased by the fund.

The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the fund's position.


The underlying Franklin Templeton fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency. Foreign currency options to be written or purchased by the fund will be traded on U.S. or foreign exchanges or over-the-counter.


Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

RISK FACTORS AND CONSIDERATIONS REGARDING OPTIONS, FUTURES AND OPTIONS ON
FUTURES


With respect to an underlying Franklin Templeton fund's hedging strategies, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the underlying Franklin Templeton fund's investment manager is not successful in employing such instruments in managing the fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, the fund will pay commissions and other costs in connection with the investments, which may increase the fund's expenses and reduce the return. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. There are, however, risks involved in these transactions as discussed above.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities or foreign currency exposure.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the Commission.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange of the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In the case of futures, the CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

CONVERTIBLE SECURITIES


Certain of the underlying Franklin Templeton funds may invest in convertible securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.


A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.


ILLIQUID SECURITIES


Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, the boards have authorized certain underlying Franklin Templeton funds to invest in certain restricted securities where such investment is consistent with the fund's investment objectives and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, as amended, and for which a liquid institutional market has developed. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.


INVESTMENTS IN FOREIGN SECURITIES


Securities which are acquired by an underlying Franklin Templeton fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Investments by the underlying Franklin Templeton funds in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.


INVESTMENTS IN EASTERN EUROPE AND RUSSIA. Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.


Certain of the underlying Franklin Templeton funds may invest a portion of their assets in Russian securities, subject to the availability of an eligible foreign subcustodian approved by a fund's board of directors or trustees, as the case may be, in accordance with Rule 17f-5 under the 1940 Act. There can be no assurance that appropriate sub-custody arrangements will be available to the funds if and when one or more of the funds seeks to invest a portion of its assets in Russian securities.


Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets.


There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the underlying Franklin Templeton fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the underlying Franklin Templeton fund from investing in the securities of certain Russian companies deemed suitable by its investment manager. Further, this could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.


INVESTMENTS IN LATIN AMERICA. Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U.S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.


INVESTMENTS IN HONG KONG. Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of investments of the underlying Franklin Templeton funds and the funds.


GOLD BULLION

As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Franklin Gold Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation or a hedge against inflation. The fund's ability to invest in gold bullion is restricted by the diversification requirements which the fund must meet in order to qualify as a regulated investment company under the Code, as well as the diversification requirements of the 1940 Act. In addition, the ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund's shares are qualified for sale. The fund has not previously invested in gold bullion because of these regulations. However, at the date of this SAI there do not appear to be any regulations currently in effect in the states in which the fund is qualified for sale prohibiting such purchases although some states may limit such purchases. Accordingly, if otherwise consistent with the fund's objectives, it only may invest up to 10% of its assets in gold bullion.

The fund's assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of the fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London, and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the U.S. on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. Such costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

WARRANTS


A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the underlying Franklin Templeton fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.


SHORT-SELLING


In a short sale, the underlying Franklin Templeton fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying Franklin Templeton fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying Franklin Templeton funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

The underlying Franklin Templeton fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short.


INVESTMENT RESTRICTIONS


Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 331/3% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The fund may (a) borrow in connection with short sales and "short sales against the box;" (b) borrow from banks or other persons to the extent permitted by applicable law; (c) enter into reverse repurchase agreements; (d) obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities; and (e) make margin payments in connection with futures, options and currency transactions.

2.  Underwrite  securities of other  issuers,  except insofar as the fund may be
technically   deemed  an  underwriter  under  the  federal  securities  laws  in connection with the disposition of portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests, except that the fund could own real estate directly as a result of a default on debt securities it owns. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as is consistent with the fund's investment objective, and except that the fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that the fund may borrow as permitted by these restrictions.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


Notwithstanding the foregoing investment restrictions, the underlying Franklin Templeton funds in which the funds invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting the fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of the underlying Franklin Templeton funds are located in their respective SAI.

Pursuant to an exemptive order issued by the SEC (Investment Company Act Release No. IC-22022, June 17, 1996) each fund may (i) purchase more than 3% of the outstanding voting securities of any underlying Franklin Templeton fund, (ii) invest more than 5% of its assets in any one underlying Franklin Templeton fund and (iii) invest substantially all of its assets in the underlying Franklin Templeton funds.


OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE YEARS

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (crude oil and natural gas refining) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (packaged foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Donald P. Gould (40)
777 Mariners Island Blvd.
San Mateo, CA 94404

President

Managing Director, Templeton Worldwide, Inc.; Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee of two of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, officer and trustee of Huntington Funds, President and Director of Huntington Advisers, Inc. (a mutual fund investment adviser), and President of Huntington Investments, Inc. (a mutual fund underwriter).

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the manager. As of June 1, 1998, nonaffiliated members of the Board are paid $130 per quarter plus $110 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF
                                                             BOARDS IN THE
                                        TOTAL FEES           FRANKLIN
                                        RECEIVED FROM        TEMPLETON GROUP
                     TOTAL FEES         THE FRANKLIN         OF FUNDS ON
                     RECEIVED FROM      TEMPLETON GROUP      WHICH EACH
NAME                 THE TRUST***       OF FUNDS****         SERVES*****

Frank H. Abbott, III    $182               $165,937               27
Harris J. Ashton         190                344,642               49
S. Joseph Fortunato      177                361,562               51
David Garbellano*        N/A                 91,317              N/A
Edith E. Holiday**       240                 72,875               25
Frank W.T. LaHaye        182                141,433               27
Gordon S. Macklin        190                337,292               49

*Deceased, September 27, 1997.
**Appointed, February 26, 1998.
***For the fiscal year ended July 31, 1998. During the period from August 1, 1997, through May 31, 1998, nonaffiliated members of the Board were not paid fees.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of September 11, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 8,965 shares of Moderate Target Fund - Class I and 2,586 shares of Growth Target Fund
- Class I, or less than 1% of the total outstanding shares of each of these funds. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


INVESTMENT ADVISORY, ASSET ALLOCATION AND OTHER SERVICES


INVESTMENT MANAGER AND SERVICES PROVIDED. Each fund's investment manager is Franklin Advisers, Inc. Pursuant to the investment advisory and asset allocation agreement with the fund, the manager will determine how each fund's assets will be invested pursuant to the investment objectives and policies of the fund. The manager will determine (a) the percentage range of assets of any fund that may be invested in U.S. equity, international equity, U.S. fixed income, international fixed income and natural resources asset classes, (b) the underlying Franklin Templeton funds in which the fund may invest, and (c) the percentage of assets that may be invested by each fund in any one underlying Franklin Templeton fund. To the extent that the funds invest directly in securities and engage directly in various investment practices, the manager provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. The manager's activities are subject to the review and supervision of the Board to whom the manager renders periodic reports of each fund's investment activities. The manager and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

The manager and its affiliates act as investment manager to numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each fund. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

The manager receives no fees from the funds for the services provided under the investment advisory and administrative services agreement, except for the asset allocation services, which are provided to each fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each fund. The fee is computed at the close of business on the last business day of each month.

For the fiscal year ended July 31, 1998, fees for asset allocation services, before any advance waiver, totaled $31,017 for the Conservative Target Fund, $62,386 for the Moderate Target Fund and $76,453 for the Growth Target Fund. Under an agreement by the manager to limit its fees, the Conservative Target
Fund paid no asset allocation fees and the Moderate Target Fund and Growth Target Fund paid asset allocation fees of $18,841 and $5,952, respectively. For the fiscal year ended July 31, 1997, fees for asset allocation services, before any advance waiver, totaled $2,583 for the Conservative Target Fund, $13,870 for the Moderate Target Fund and $5,826 for the Growth Target Fund. Under an agreement by the manager to waive its fees, the funds paid no asset allocation services fees for the period.

INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT. The investment advisory and asset allocation agreement is in effect until February 28, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the investment advisory and asset allocation agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The investment advisory and asset allocation agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to the manager or by the manager on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for each fund at no charge. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIANS. Investors Services, in its capacity as the transfer agent for the underlying Franklin Templeton funds, effectively acts as the fund's custodian and holds the fund's shares of the underlying Franklin Templeton funds on its books. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the fund's cash pending investment in shares of the underlying Franklin Templeton funds, as well as other securities and other assets of each fund. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the funds' independent auditor. During the fiscal year ended July 31, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1998.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Distributors, which also acts as principal underwriter for shares of the underlying Franklin Templeton funds.

The manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the investment advisory and asset allocation agreement and any directions that the Board may give.

When placing a portfolio transaction in circumstances where the fund purchases securities directly and not through the underlying Franklin Templeton funds, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

Since most purchase by a fund are principal transactions at net prices, the funds incur little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended July 31, 1998 and 1997, the funds paid no brokerage commissions on transactions allocated to brokers.

As of July 31, 1998, the funds did not own securities of their regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


                                                SALES
SIZE OF PURCHASE - U.S. DOLLARS                CHARGE
Under $30,000 ............................      3.0%
$30,000 but less than $50,000.............      2.5%
$50,000 but less than $100,000............      2.0%
$100,000 but less than $200,000...........      1.5%
$200,000 but less than $400,000...........      1.0%
$400,000 or more..........................        0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with each fund's investment goal exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities issued by open-end investment companies, such as the underlying Franklin Templeton funds, are valued using their respective Net Asset Values for purchase orders placed at the close of the NYSE.

The following discussion addresses circumstances where a fund purchases securities directly. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The underlying Franklin Templeton funds receive income generally in the form of dividends, interest, original issue, market and acquisition discount and other income derived from its investments. This income less the expenses incurred in the underlying Franklin Templeton fund's operation, is the net investment income from which income dividends may be paid to a fund. This income of a fund together with any income on direct investments made by a fund (net of any direct expenses of a fund), constitutes its net investment income from which distributions may be paid to you.

DISTRIBUTIONS OF CAPITAL GAINS. The underlying Franklin Templeton funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. To the extent that an underlying Franklin Templeton fund earns a net short-term capital gain (an excess of net short-term capital gain over net long-term capital loss) during its fiscal year, a fund's respective portion of that gain will be distributed to the fund as an ordinary dividend and will become part of the fund's net investment income as described immediately above. If the underlying Franklin Templeton fund earns a net capital gain (an excess of net long-term capital gain over net short-term capital loss), a fund's respective portion of that gain will be distributed to the fund as a capital gain dividend, and will become part of the fund's long-term capital gain, together with any long-term gains realized by the fund on redemption of shares of the underlying Franklin Templeton funds. It is unlikely that any of the funds will realize any significant short-term capital gain on its direct investments in securities, but to the extent that it does so, that gain, including any short-term gains realized by a fund on redemption of the shares of the underlying Franklin Templeton funds, when distributed to you will be taxable as ordinary income.

Distributions paid from long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares in a fund. Any net short-term or long-term capital gains (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a fund.

Gains from securities sold by the underlying Franklin Templeton funds (or a fund) that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets; at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the underlying Franklin Templeton funds (or a fund) prior to January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains rate is 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. To the extent that the underlying Franklin Templeton funds invest in foreign securities, the gains that they realize on changes in the foreign currency in which the investments are made (foreign exchange gains) will be classified as ordinary income to the underlying Franklin Templeton fund. When these gains are distributed to a fund and subsequently are distributed to you, they will be taxable as ordinary income. Similarly, foreign exchange losses realized by the underlying Franklin Templeton funds, including any such losses realized on the sale of foreign debt securities, will generally be treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the underlying Franklin Templeton fund's income available for distribution to a fund, and, in turn, a fund's distributions of ordinary income to you. This may cause some or all of a fund's previously distributed income to be classified as a return of capital.

An underlying Franklin Templeton fund may also be subject to foreign withholding taxes on income from certain of its foreign securities. These taxes will decrease the amount of income available for distribution to a fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, a fund must meet certain specific requirements, including:

 o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

 o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

 o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Because each fund invests primarily in other regulated investment companies, rather than in direct obligations of the U.S. government or in U.S. territorial obligations, the funds do not expect to pay dividends to you which will qualify for exemption from state income taxation. To the extent a fund invests in such obligations, it may qualify some of its distributions to you for state tax-exempt treatment, subject in some states to minimum investment requirements that must be met by the fund. At the end of each calendar year, a fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your state personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that a portion of the dividends paid by a fund may qualify for the corporate dividends-received deduction. The amount so qualified depends upon the aggregate amount of dividends received by the underlying Franklin Templeton funds from domestic (U.S.) corporations. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment.

The amount that a fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were paid to an underlying Franklin Templeton fund were debt-financed or held by the underlying Franklin Templeton fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held for less than this same 46-days period then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. An underlying Franklin Templeton fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by an underlying Franklin Templeton fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by an underlying Franklin Templeton fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the underlying Franklin Templeton fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the underlying Franklin Templeton fund. The acceleration of income on section 1256 positions may require the underlying Franklin Templeton fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the underlying Franklin Templeton fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of underlying Franklin Templeton fund shares. The acceleration of income, and the conversion of long-term capital gains into short-term capital gains, and short-term capital losses into long-term capital losses within the underlying Franklin Templeton fund will have a direct impact on its distributions to a fund, and in this way may directly affect the amount, character and timing of income distributed to you by a fund.

When the underlying Franklin Templeton fund holds an option or contract which substantially diminishes the underlying Franklin Templeton fund's risk of loss with respect to another position of the underlying Franklin Templeton fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The underlying Franklin Templeton fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

When an underlying Franklin Templeton fund enters into "constructive sale transactions," the underlying Franklin Templeton fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The underlying Franklin Templeton fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to a fund by an underlying Franklin Templeton fund out of ordinary income and short-term capital gains arising from the underlying
Franklin Templeton fund's investments, including investments in options, forwards, and futures contracts will become part of the fund's net investment income, and , as such, will be available for distribution to you as an ordinary income dividend. The underlying Franklin Templeton funds will monitor their transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Many of the underlying Franklin Templeton funds in which a fund is authorized to invest may also invest in foreign securities. Such investments, if made, will have the following additional tax consequences: Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time an underlying Franklin Templeton fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the underlying Franklin Templeton fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the underlying Franklin Templeton fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a fund.

If an underlying Franklin Templeton fund's section 988 losses exceed the underlying Franklin Templeton fund's other net investment company taxable income during a taxable year, the underlying Franklin Templeton fund generally will not be able to make ordinary dividend distributions to the funds for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. The receipt of a return of capital distribution by one or more of the funds may cause a portion of its distributions to you to be treated as a return of capital. In that event, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The underlying Franklin Templeton fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If an underlying Franklin Templeton fund receives an "excess distribution" with respect to PFIC stock, the underlying Franklin Templeton fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the underlying Franklin Templeton fund. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the underlying Franklin Templeton fund held the PFIC shares. The underlying Franklin Templeton fund will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, neither a fund nor you would be permitted to claim a credit on its or your own tax return for the tax paid by the underlying Franklin Templeton fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing the underlying Franklin Templeton fund's distributions to a fund that are treated as ordinary dividends rather than long-term capital gain dividends.

The underlying Franklin Templeton fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is
available  in  some  circumstances,   the  underlying  Franklin  Templeton  fund
generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the underlying Franklin Templeton fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The underlying Franklin Templeton fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the underlying
Franklin Templeton fund were to make this second PFIC election, tax at the underlying Franklin Templeton fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the underlying Franklin Templeton fund (if any), the amounts distributable to a fund by the underlying Franklin Templeton funds, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the underlying Franklin Templeton fund acquires shares in that corporation. While the underlying Franklin Templeton funds will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that they will do so and they reserve the right to make such investments as a matter of their fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by an underlying Franklin Templeton fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the underlying Franklin Templeton fund's expected return is attributable to the time value of its net investment in such transaction, and any one of the following criteria are met:


1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)    the transaction is an applicable straddle;


3) the transaction was marketed or sold to the underlying Franklin Templeton fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or


4) the transaction is specified in Treasury regulations to be promulgated in the future.


The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs. Application of these conversion transaction rules may have an effect on the amount and character of income realized by one or more of the funds, and distributed to you.

STRIPPED PREFERRED STOCK. Occasionally, an underlying Franklin Templeton fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into the underlying Franklin Templeton fund's income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal. Application of these rules at the underlying Franklin Templeton fund level may have an effect on the amount and timing of income realized by one or more of the funds, and distributed to you.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. An underlying Franklin Templeton fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause it to recognize income and make distributions prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The underlying Franklin Templeton fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the underlying Franklin Templeton fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the underlying Franklin Templeton fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the underlying Franklin Templeton fund may elect to accrue market discount on a current basis, in which case the underlying Franklin Templeton fund will be required to distribute any such accrued discount. If the underlying Franklin Templeton fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation. Application of these rules at the underlying Franklin Templeton fund level may have an effect on the amount and timing of income realized by one or more of the funds, and distributed to you.

DEFAULTED OBLIGATIONS. An underlying Franklin Templeton fund may be required to accrue income on defaulted obligations and to distribute such income to a fund even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the underlying Franklin Templeton fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of underlying Franklin Templeton fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal year ended July 31, 1998 and 1997.



                                 AGGREGATE                     AMOUNT
                                 UNDERWRITING   UNDERWRITING   RECEIVED BY
                                 COMMISSIONS    COMMISSIONS    DISTRIBUTORS FROM
                                 RECEIVED BY    RETAINED BY    REDEMPTIONS
FUND                             DISTRIBUTORS   DISTRIBUTORS   OR REPURCHASES
--------------------------------------------------------------------------------


1998
Conservative Target Fund......      $149,891      $ 7,184           $3,273
Moderate Target Fund .........       313,481       15,897            5,498
Growth Target Fund                   402,330       24,771            9,605

1997
Conservative Target Fund......      $ 51,508      $ 2,301           $1,164
Moderate Target Fund .........       100,721        6,491            2,377
Growth Target Fund ...........       127,175        9,421              500

Distributors may be entitled to reimbursement under the Rule 12b-1 plans for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.


THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.


THE CLASS I PLAN. Under the Class I plan, each fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.


The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.


THE CLASS II PLAN. Under the Class II plan, each fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the investment advisory and asset allocation agreement with the manager, or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended July 31, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:


                                          DISTRIBUTORS'           AMOUNT
                                          ELIGIBLE                PAID
FUND                                      EXPENSES                BY FUND
------------------------------------------------------------------------------


Conservative Target Fund - Class I..      $ 38,809                $ 15,184
Conservative Target - Class II......       122,072                  64,428
Moderate Target Fund - Class I .....        58,181                  35,046
Moderate Target Fund - Class II ....       221,873                 121,500
Growth Target Fund - Class I .......        78,051                  44,198
Growth Target Fund - Class II ......       243,113                 133,785

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total return for the indicated periods ended July 31, 1998, was as follows:

FUND                                      ONE-YEAR          FROM INCEPTION*
------------------------------------------------------------------------------

Conservative Target Fund - Class I.....    -0.62%              5.30%
Conservative Target Fund - Class II....     2.52%              7.62%
Moderate Target Fund - Class I.........    -2.27%              6.53%
Moderate Target Fund - Class II........     1.03%              8.67%
Growth Target Fund - Class I...........    -3.26%              5.97%
Growth Target Fund - Class II..........    -0.12%              8.61%

*December 31, 1996.

These figures were calculated according to the SEC formula:


                              n
                        P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.


The cumulative total return for the indicated periods ended July 31, 1998, was as follows:

FUND                                      ONE-YEAR          FROM INCEPTION*
------------------------------------------------------------------------------

Conservative Target Fund - Class I.....    -0.62%              8.50%
Conservative Target Fund - Class II....     2.52%             12.30%
Moderate Target Fund - Class I.........    -2.27%             10.51%
Moderate Target Fund - Class II........     1.03%             14.04%
Growth Target Fund - Class I...........    -3.26%              9.60%
Growth Target Fund - Class II..........    -0.12%             13.93%


*December 31, 1996.


VOLATILITY


Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the funds as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

b) Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


m) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

n) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

o) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

p) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

q) SB World Government Bond Index or its components indices:


o The Index covers the available market for domestic Government bonds. It contains an all-inclusive universe of institutionally traded bonds. The Index is designed to measure the yield, price, and total return of domestic Government bond markets.


r) SB Mortgage Index:


o Measures price, yield and total return of Mortgage-backed securities.


s) SB World Money Market Index:


o  Approximates  the  performance of money market  instruments of the following
   eight  currencies  both  in  domestic  and   Euromarkets:   Canadian  Dollar,
   Deutchsmark, Dutch Guilder, French Franc, Japanese Yen, Swiss France, U.K. Sterling and U.S. Dollar.


t) Salomon Brothers Composite High Yield Index or its component indices: measures yield, price, and total return of much of the below-investment grade U.S. corporate bond market.

u) Federal Reserve H15 publication: Measures yields for Constant Maturity treasury instruments.

v) The Goldman Sachs Convertible 100 Bond Index: Measures yield, price, and total return of Convertible Bonds.

w) CD Rates: Published by the Wall Street Journal, measures yields of Certificates of Deposit from Major New York Banks.

x) CS First Boston High Yield Index: Is an unmanaged, trader priced portfolio which measures total yield, price & total return of the high yield debt market.

y) Payden & Rygel 90 Day T-Bill Index: Measures total return of a Constant Maturity 90 day T-Bill.

z) IBC Money Market Insight: Measures yield and return and assets of money market funds.

aa) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

bb) Bond Buyer 40-Bond Index - an index of municipal bond yields based upon yields of 40 revenue bonds maturing in 30 years.

cc) J. P. Morgan Emerging Markets Bond Index + or its component indices: tracks yield, price, and total return for traded external debt instruments in the emerging markets. Included are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobond, and local markets instruments.

dd) J. P. Morgan Global Bond Index or its component indices: tracks yield, price, and total return for the traded sovereign issues of 13 international markets. The 13 markets measured are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, U.K. and the U.S.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of September 11, 1998, the principal shareholders of the Conservative Target Fund and Growth Target Fund, beneficial or of record, were as follows:

                                    SHARE
NAME AND ADDRESS                    AMOUNT            PERCENTAGE
------------------------------------------------------------------------------


CONSERVATIVE TARGET FUND -    CLASS I


Franklin Templeton
Trust Company
Trustee for ValuSelect
WL Hailey & Company, Inc.
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA  95741-2438      117,386.635       10.55%

Patrick Gribbon Pers. Rep.
Est. Henry J. Jubinville
7700 N. Kendall Dr. Suite 505
Miami, FL  33156                     89,301.385       8.02%


CONSERVATIVE TARGET FUND -    CLASS II


Dean Witter Reynolds Inc. Cust.
Frank S. Sikora
Church St. Station - P.O. Box 250
New York, NY  10277-1763             51,237.653       5.10%


GROWTH TARGET FUND - CLASS I


Franklin Templeton
Trust Company Trustee
for ValuSelect
DPRA Incorporated
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA  95741-2438      231,657.695       8.77%

Franklin Templeton
Trust Company Trustee
for ValuSelect
Alburger Basso De Grosz Inc.
Attention: Trading
P.O. Box 2438
Rancho Cordova CA  95741-2438       154,481.329       5.85%

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of Moderate Target Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended July 31, 1998, including the auditor's report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended



BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - Each fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the funds dated December 1, 1998, which we may amend from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             File Nos. 811-7851 &
                                  333-13601

                                  FORM N-1A

                                    PART C
                              OTHER INFORMATION

ITEM 24   Financial Statements and Exhibits

(a)   Financial Statements

      Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders for fiscal year ended July 31, 1998 as filed electronically with the Securities and Exchange Commission on Form Type N-30D on September 21, 1998.

      (i)      Independent Auditor's Report

      (ii)     Financial Highlights

      (iii)    Statement of Investments - July 31, 1998

      (iv)     Statements of Assets and Liabilities - July 31, 1998

      (v)      Statements of Operations - for the year ended July 31, 1998

      (vi)     Statements of Changes in Net Assets - for year ended
               July 31, 1998 and the period December 31, 1996 (effective date) to July 31, 1997

      (vii)   Notes to Financial Statements

(b) Exhibits

The following exhibits are incorporated herein by reference, except exhibits 8(iii), 8(iv), 8(v), 10(i), 11(i), 17(i), 17(ii), 27(i), 27(ii), 27(iii),
27(iv), 27(v) and 27(vi), which are attached.

      (1)   copies of the charter as now in effect;

            (i) Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 18, 1995
                  Filing: Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: October 7, 1996

            (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                  Filing: Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: October 7, 1996

            (iii) Certificate of Trust dated September 18, 1995 Filing:
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: October 7, 1996

            (iv) Certificate of Amendment to the Certificate of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                  Filing: Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: October 7, 1996

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: October 7, 1996

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Investment Advisory and Asset Allocation Agreement between Registrant and Franklin Advisers, Inc., dated November 19, 1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i)   Distribution Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc., dated November 19,
                  1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers
                  Registrant: Franklin Tax-Free Trust
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date: March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8) copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 1 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: June 30, 1997

            (iii) Amendment to Master Custody Agreement dated February 27,
                  1998 on behalf of all funds listed on Exhibit A

            (iv) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New York

            (v) Foreign Custody Manager Agreement between Registrant and Bank of New York made as of July 30, 1998, effective as of February 27, 1998

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            (i) Administration Agreement between Registrant and Franklin Templeton Services, Inc., dated November 19, 1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i)   Opinion and Consent of Counsel

      (11) copies of any other opinions, appraisals or rulings and consents to use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)   Consent of Independent Auditors

      (12)  all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i) Subscription Agreement between Registrant and Franklin Resources, Inc., dated December 19, 1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model pan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

      (15) copies of any pan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Class I Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc., dated December 31, 1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

            (ii) Class II Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc., dated December 31, 1996
                  Filing: Pre-Effective Amendment No. 2 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: December 27, 1996

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited)

            Not Applicable

      (17)  Powers of Attorney

            (i)   Power of Attorney dated May 19, 1998

            (ii)  Certificate of Secretary dated May 19, 1998

      (18) copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

            (i)   Multiple Class Plan dated November 19, 1996
                  Filing: Post-Effective Amendment No. 1 to
                  Registration Statement on Form N-1A
                  File No. 333-13601
                  Filing Date: June 30, 1997

      (27)   Financial Data Schedule

            (i)   Financial Data Schedule for Franklin Templeton
                  Conservative Target Fund - Class I

            (ii) Financial Data Schedule for Franklin Templeton Conservative Target Fund - Class II

            (iii) Financial  Data  Schedule  for  Franklin  Templeton  Moderate
                  Target Fund - Class I

            (iv) Financial Data Schedule for Franklin Templeton Moderate Target Fund - Class II

            (v) Financial Data Schedule for Franklin Templeton Growth Target Fund - Class I

            (vi) Financial Data Schedule for Franklin Templeton Growth Target Fund - Class II

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT

            Not Applicable

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

            Not Applicable

ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29   PRINCIPAL UNDERWRITERS

(a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

(a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

(b) The Registrant hereby undertakes to promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of San Mateo and the State of California, on the 21st day of September, 1998.

                              FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                              (Registrant)

                              By:  DONALD P. GOULD*
                                   Donald P. Gould, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Donald P. Gould*                             Principal Executive Officer
Donald P. Gould                              Dated: September 21, 1998

Martin L. Flanagan*                          Principal Financial Officer
Martin L. Flanagan                           Dated: September 21, 1998

Diomedes Loo-Tam*                            Principal Accounting Officer
Diomedes Loo-Tam                             Dated: September 21, 1998

Frank H. Abbott III*                         Trustee
Frank H. Abbott III                          Dated: September 21, 1998

Harris J. Ashton*                            Trustee
Harris J. Ashton                             Dated: September 21, 1998

S. Joseph Fortunato*                         Trustee
S. Joseph Fortunato                          Dated: September 21, 1998

Edith E. Holiday*                            Trustee
Edith E. Holiday                             Dated: September 21, 1998

Charles B. Johnson*                          Trustee
Charles B. Johnson                           Dated: September 21, 1998

Rupert H. Johnson, Jr.*                      Trustee
Rupert H. Johnson, Jr.                       Dated: September 21, 1998

Frank W.T. LaHaye*                           Trustee
Frank W.T. LaHaye                            Dated: September 21, 1998

Gordon S. Macklin*                           Trustee
Gordon S. Macklin                            Dated: September 21, 1998


*By:  /s/ Larry L. Greene
      Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herein)






                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                            REGISTRATION STATEMENT
                                EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION                                        LOCATION

EX-99.B1(i)       Agreement and Declaration of Trust of Franklin         *
                  Templeton Fund Manager dated September 18, 1995

EX-99.B1(ii)      Certificate of Amendment of Agreement and              *
                  Declaration of Trust of Franklin Templeton Fund
                  Manager dated September 17, 1996

EX-99.B1(iii)     Certificate of Trust dated September 18, 1995          *

EX-99.B1(iv)      Certificate of Amendment to the Certificate of         *
                  Trust of Franklin Templeton Fund Manager dated
                  September 17, 1996

EX-99.B2(i)       By-Laws                                                *

EX-99.B5(i)       Investment Advisory and Asset Allocation               *
                  Agreement between Registrant and Franklin
                  Advisers, Inc., dated November 19, 1996

EX-99.B6(i)       Distribution Agreement between Registrant and          *
                  Franklin/Templeton Distributors, Inc., dated
                  November 19, 1996

EX-99.B6(ii)      Forms of Dealer Agreements between                     *
                  Franklin/Templeton Distributors, Inc., and
                  Securities Dealers

EX-99.B8(i)       Master Custody Agreement between Registrant and        *
                  Bank of New York dated February 16, 1996

EX-99.B8(ii)      Terminal Link Agreement between Registrant and         *
                  Bank of New York dated February 16, 1996

EX-99.B8(iii)      Amendment to Master Custody Agreement dated       Attached
                  February 27, 1998 on behalf of all funds listed on Exhibit A


EX-99.B8(iv)      Amendment dated May 7, 1997 to the Master          Attached
                  Custody Agreement dated February 16, 1996 between Registrant and Bank of New York

EX-99.B8(v)       Foreign Custody Manager Agreement between          Attached
                  Registrant and Bank of New York made as of July
                  30, 1998, effective as of February 27, 1998

EX-99.B9(i)       Administration Agreement between Registrant and        *
                  Franklin Templeton Services, Inc., dated
                  November 19, 1996

EX-99.B10(i)      Opinion and Consent of Cousel                      Attached

EX-99.B11(i)      Consent of Independent Auditors                    Attached

EX-99.Bl3(i)      Subscription Agreement between Registrant and          *
                  Franklin Resources, Inc., dated December 19, 1996

EX-99.B15(i)      Class I Distribution Plan pursuant to Rule 12b-1       *
                  between Registrant and Franklin/Templeton
                  Distributors, Inc., dated December 31, 1996

EX-99.B15(ii)     Class II Distribution Plan pursuant to Rule            *
                  12b-1 between Registrant and Franklin/Templeton
                  Distributors, Inc., dated December 31, 1996

EX-99.B17(i)      Power of Attorney dated May 19, 1998               Attached

EX-99.B17(ii)     Certificate of Secretary dated May 19, 1998        Attached

EX-99.B18(i)      Multiple Class Plan dated November 19, 1996            *

EX-27.B(I)        Financial Data Schedule for Franklin Templeton     Attached
                  Conservative Target Fund - Class I

EX-27.B(ii)       Financial Data Schedule for Franklin Templeton     Attached
                  Conservative Target Fund - Class II

EX-27.B(iii)      Financial Data Schedule for Franklin Templeton     Attached
                  Moderate Target Fund - Class I

EX-27.B(iv)       Financial Data Schedule for Franklin Templeton     Attached
                  Moderate Target Fund - Class II

EX-27.B(v)        Financial Data Schedule for Franklin Templeton     Attached
                  Growth Target Fund - Class I

EX-27.B(vi)       Financial Data Schedule for Franklin Templeton     Attached
                  Growth Target Fund - Class II

* Incorporated by Reference